UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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CASTLE BRANDS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY — SUBJECT TO COMPLETION

CASTLE BRANDS INC.
122 East 42nd Street, Suite 4700
New York, New York 10168

NOTICE OF 2010/2011 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER __, 2011

Castle Brands Inc. will hold its 2010/2011 annual meeting of shareholders at the offices of Ladenburg Thalmann & Co. Inc., located at 520 Madison Avenue, 9th Floor, New York, New York 10022, on September __, 2011 at 10:00 a.m., for the following purposes, as further described in the attached proxy statement:

1.           To elect ten directors to our board of directors;

2.           To approve the issuance of securities convertible into our common stock that, in the aggregate, exceed 19.99% of our outstanding shares of common stock in connection with our June 2011 financing transaction under the rules and regulations of the NYSE Amex;

3.           To approve the issuance of 10% Series A Convertible Preferred Stock and warrants to purchase our common stock to affiliate investors in connection with our June 2011 financing transaction under the rules and regulations of the NYSE Amex;

4.           To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal 2012; and

5.           To transact any other business properly presented at the meeting and at any postponements or adjournments.

You may vote at the meeting and at any adjournment or postponement if you were a record owner of our common stock or 10% Series A Convertible Preferred Stock at the close of business on August 3, 2011.

Your vote is important.  Whether or not you plan to attend the 2010/2011 annual meeting, we encourage you to read the attached proxy statement and promptly vote your shares using the enclosed proxy card.  Please sign and date the accompanying proxy card and mail it in the enclosed addressed, postage-prepaid envelope.  You may revoke your proxy if you so desire at any time before it is voted.

By Order of the Board of Directors

/s/ Richard J. Lampen,
President and Chief Executive Officer

New York, New York
___________ __, 2011

TABLE OF CONTENTS

Page

PROXY STATEMENT	1

PROPOSAL I - ELECTION OF DIRECTORS	7

PROPOSAL II - APPROVAL OF THE ISSUANCE OF SECURITIES IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK IN CONNECTION WITH OUR JUNE 2011 FINANCING TRANSACTION UNDER THE RULES AND REGULATIONS OF THE NYSE AMEX	11

PROPOSAL III - APPROVAL OF THE ISSUANCE OF SECURITIES TO AFFILIATE INVESTORS IN CONNECTION WITH OUR JUNE 2011 FINANCING TRANSACTION UNDER THE RULES AND REGULATIONS OF THE NYSE AMEX	16

PROPOSAL IV - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2012	18

CORPORATE GOVERNANCE MATTERS	18

i

CASTLE BRANDS INC.

PROXY STATEMENT

Our board of directors is soliciting proxies for the 2010/2011 annual meeting of shareholders to be held on September ___, 2011.  This proxy statement and the enclosed form of proxy contain important information for you to consider in deciding how to vote on the matters brought before the meeting.

We first sent this proxy statement to shareholders on or about ___________ ___, 2011.  Our board of directors set August 3, 2011 as the record date for the meeting.  Shareholders of record who owned our stock at the close of business on that date may vote and attend the meeting.  As of the record date, we had issued and outstanding 107,202,145 shares of common stock and 2,154.99984 shares of 10% Series A Convertible Preferred Stock (“Series A preferred stock”).  Each holder of our common stock is entitled to one vote for each share of common stock held on the record date and each holder of Series A preferred stock is entitled to one vote for each share of common stock issuable upon conversion of such Series A preferred stock held on the record date, or 3,290 votes for each share of Series A preferred stock.

What matters am I voting on?

You will be voting on:

•	the election of ten directors to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified;

•
the approval of the issuance of securities convertible into our common stock that, in the aggregate, exceed 19.99% of our outstanding shares of common stock in connection with our June 2011 financing transaction under the rules and regulations of the NYSE Amex;

•
the approval of the issuance of Series A preferred stock and warrants to purchase our common stock to affiliate investors in connection with our June 2011 financing transaction under the rules and regulations of the NYSE Amex;

•	the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal 2012; and

•	any other business that may properly come before the meeting.

Who may vote?

Holders of our common stock and Series A preferred stock at the close of business on August 3, 2011, the record date, may vote at the meeting.  On the record date, 107,202,145 shares of our common stock were issued and outstanding and 2,154.99984 shares of our Series A preferred stock were issued and outstanding.  Each holder of our common stock is entitled to one vote for each share held on the record date and each holder of our Series A preferred stock is entitled to one vote for each share of common stock issuable upon conversion of such Series A preferred stock as of the record date, or 3,290 votes for each share of Series A preferred stock.

When and where is the meeting?

We will hold the meeting on September __, 2011, at 10:00 a.m. Eastern Time at the offices of Ladenburg Thalmann & Co. Inc., located at 520 Madison Avenue, 9th Floor, New York, New York 10022.

If you need directions to the location of the meeting, please contact our Investor Relations Department by: (a) mail at Castle Brands Inc., Attention: Investor Relations, 122 East 42nd Street, Suite 4700, New York, New York 10168, (b) telephone at (646) 356-0200, or (c) e-mail at ir@castlebrandsinc.com.

What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our board.  The persons named in the proxy have been designated as proxies by our board.  If you sign and return the proxy in accordance with the procedures described in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

If you duly execute the proxy card but do not specify how you want to vote, your shares will be voted:

•	FOR the election as directors of the nominees listed below under Proposal I.

•
FOR the approval of the issuance of securities convertible into our common stock that, in the aggregate, exceed 19.99% of our outstanding shares of common stock in connection with our June 2011 financing transaction under the rules and regulations of the NYSE Amex as listed below under Proposal II.

•
FOR the approval of the issuance of Series A preferred stock and warrants to purchase our common stock to affiliate investors in connection with our June 2011 financing transaction under the rules and regulations of the NYSE Amex as listed below under Proposal III.

•	FOR the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal 2012 as listed below under Proposal IV.

If you give your proxy, the proxies named on the proxy card also will vote your shares in their discretion on any other matters properly brought before the meeting.

Can I change my vote after I voted?

You may revoke your proxy at any time before it is exercised by:

•	delivering written notification of your revocation to our Corporate Secretary;

•	voting in person at the meeting; or

•	delivering another proxy bearing a later date.

Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and Florida law.  The presence, in person or by proxy, of outstanding shares of common stock and Series A preferred stock representing a majority of all votes entitled to be cast at the meeting will constitute a quorum.  A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted on a particular matter, which is referred to as shareholder withholding.  Similarly, a broker may not be permitted to vote stock held in street name on a particular matter absent instructions from the beneficial owner of the stock, which is referred to as a broker non-vote.  Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

How may I vote?

You may vote your shares by mail or by attending the meeting.  If you vote by mail, date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States).  You may specify your choices by marking the appropriate boxes on the proxy card.  If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you at the meeting.

What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal I – Election of ten directors	Plurality of votes cast	No

Proposal II – Approval of the issuance of securities in excess of 19.99% of our outstanding common stock in connection with our June 2011 financing transaction	Majority of votes cast	No

Proposal III – Approval of the issuance of securities to affiliate investors in connection with our June 2011 financing transaction	Majority of votes cast	No

Proposal IV – Ratification of auditors for fiscal 2012	Majority of votes cast	Yes

On Proposal I, you may vote FOR all nominees, WITHHOLD your vote as to all nominees, or vote FOR all nominees except those specific nominees from who you WITHHOLD your vote.  The ten nominees receiving the most FOR votes will be elected.  A properly executed proxy marked WITHHOLD as to the election of one or more directors will not be voted with respect to the director or directors indicated.

On Proposals II, III and IV, you may vote FOR, AGAINST or ABSTAIN.

Broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming a quorum is obtained, as shares subject to a broker non-vote will not be considered entitled to vote with respect to any of the Proposals.  Abstentions, on the other hand, will have the same effect as votes against Proposals II, III and IV, but will have no effect on the election of directors because approval of a percentage of shares present or outstanding is not required for Proposal I.

Are there any shareholders already committed to voting in favor of the Proposals II and III?

Yes.  Holders of approximately 41.7% of our outstanding common stock have agreed to vote their shares in favor of Proposals II and III.

Are there any rules regarding admission to the meeting?

Yes.  You are entitled to attend the meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date.  Before we will admit you to the meeting, we must be able to confirm:

•	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and

•	You were, or are validly acting for, a shareholder of record on the record date by:

➢	verifying your name and stock ownership against our list of registered shareholders, if you are the record holder of your shares;

➢	reviewing other evidence of your stock ownership, such as your most recent brokerage or bank statement, if you hold your shares in street name; or

➢
reviewing a written proxy that shows your name and is signed by the shareholder you are representing, in which case either the shareholder must be a registered shareholder or you must have a brokerage or bank statement for that shareholder as described above.

If you do not have a valid picture identification and proof that you owned, or are legally authorized to act for someone who owned, shares of voting stock on August 3, 2011, you will not be admitted to the meeting.

At the entrance to the meeting, we will verify that your name appears in our stock records or will inspect your brokerage or bank statement as your proof of ownership and any written proxy you present as the representative of a shareholder.  We will decide whether the documentation you present for admission to the meeting meets the requirements described above.

What is the “householding” of annual disclosure documents?

The Securities and Exchange Commission (“SEC”) has adopted rules governing the delivery of annual disclosure documents that permit us to send a single set of our annual report and proxy statement to any household at which two or more shareholders reside if we believe that the shareholders are members of the same family.  This rule benefits both shareholders and us by reducing the volume of duplicate information received and our expenses.  Each shareholder will continue to receive a separate proxy card.  If your household received a single set of disclosure documents for this year, but you would prefer to receive your own copy, or if you share an address with another shareholder and together both of you wish to receive only a single set of our annual disclosure documents, please contact our Investor Relations Department by: (a) mail at Castle Brands Inc., Attention: Investor Relations, 122 East 42nd Street, Suite 4700, New York, New York 10168, (b) telephone at (646) 356-0200, or (c) e-mail at ir@castlebrandsinc.com.

Our 2011 annual report, including financial statements for the fiscal year ended March 31, 2011, accompany the proxy solicitation materials.  The annual report, however, is not part of the proxy solicitation materials, except as provided in the section entitled “Incorporation by Reference” below.

Share Ownership

The table below shows the number of shares of our common stock and Series A preferred stock beneficially owned as of August 3, 2011 by (i) those persons or groups known by us to beneficially own more than 5% of our common stock or Series A preferred stock, (ii) each of our directors, (iii) each of our executive officers named in the Summary Compensation Table below, who we refer to as named executive officers, and (iv) all directors and executive officers as a group.  The number of shares beneficially owned by each individual or group is based upon information in SEC documents, other publicly available information or information available to us.  Percentage ownership information is based on 107,202,145 shares of our common stock and 2,154.99984 shares of our Series A preferred stock issued and outstanding as of August 3, 2011.  Upon conversion of all of our Series A preferred stock, subject to shareholder approval of Proposals II and III, we would issue 10,633,233 additional shares of our common stock.

Shares of our common stock issuable upon the exercise of options or warrants that are presently exercisable or exercisable within 60 days of August 3, 2011 are deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

	Beneficial ownership of our common stock
Name and Address of Beneficial Owner	Number of Shares	Percent
Common Stock:
Phillip Frost, M.D. and related entities (1) 4400 Biscayne Blvd., Suite 1500 Miami, FL 33137	33,359,921	31.0%
Vector Group Ltd. (2) 100 S.E. Second Street, 32nd Floor Miami, FL 33131	11,428,576	10.7%
I.L.A.R. S.p.A. (3) via Tiburtina, 1314 00131 Roma, Italy	8,571,432	8.0%
Lafferty Limited (4) c/o Mr. Gordon R. Snelling Azure Ltd. P.O. Box 134, Town Mills, Trinity Square St. Peter Port, Guernsey, Channel Islands	6,499,815	6.1%
Mark Andrews (5)	3,156,487	2.9%
John Beaudette (6)	70,746	*
Henry C. Beinstein (7)	70,000	*
Harvey P. Eisen (8)	70,000	*
John S. Glover (9)	370,936	*
Glenn L. Halpryn (10)	2,937,144	2.7%
Richard J. Lampen (11)	861,501	*
Micaela Pallini (12)	80,000	*
Steven D. Rubin (13)	71,000	*
Dennis Scholl (14)	3,616,429	3.4%
T. Kelley Spillane (15)	383,713	*
All directors and executive officers as a group (13 persons) (16)	45,371,727	42.2%

* Less than 1 percent.

1
This information has been derived from a Schedule 13D, as amended, filed with the SEC on June 20, 2011.  Includes 257,000 shares of common stock issuable upon exercise of options and warrants exercisable within 60 days of August 3, 2011, and 137,000 shares of common stock issuable upon exercise of warrants exercisable within 60 days as of August 3, 2011 that are held by the Frost Nevada Investments Trust, an entity of which Dr. Frost is the trustee.  Frost-Nevada Limited Partnership is the sole and exclusive beneficiary of Frost Nevada Investments Trust.  Dr. Frost is one of five limited partners of Frost-Nevada Limited Partnership and the sole shareholder of Frost-Nevada Corporation, the sole general partner of Frost Nevada Limited Partnership.  Also includes 9,370,790 shares of common stock held by Frost Nevada Investments Trust.  Dr. Frost disclaims beneficial ownership of the shares underlying the warrants and the shares held by the Frost Nevada Investments Trust except to the extent of his pecuniary interest.  Includes 23,132,355 shares of common stock held by Frost Gamma Investments Trust, of which Dr. Frost is the trustee.  Frost Gamma Limited Partnership is the sole and exclusive beneficiary of Frost Gamma Investments Trust.  Dr. Frost is one of two limited partners of Frost Gamma Limited Partnership.  The general partner of Frost Gamma Limited Partnership is Frost Gamma, Inc., and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr.  Frost is also the sole shareholder of Frost-Nevada Corporation.  Dr. Frost disclaims beneficial ownership of these shares except to the extent of his pecuniary interest.

2
This information has been derived from a Schedule 13D, as amended, filed with the SEC on June 20, 2011.  Excludes (i) 861,501 shares of common stock beneficially owned by Richard J. Lampen, the executive vice president of Vector Group, and a director and the president and chief executive officer of our company, and (ii) 70,000 shares of common stock beneficially owned by Henry C. Beinstein, a director of our company, who is also a director of Vector Group.

3
This information has been derived from a Schedule 13D filed with the SEC on October 23, 2008.  Excludes 30,000 shares of common stock owned by Virgilio Pallini, an officer and director of, and holder of shareholder voting rights in, I.L.A.R. S.p.A., as to which I.L.A.R. S.p.A. disclaims beneficial ownership pursuant to Rule 13d-4.

4
This information has been derived from a Schedule 13D, as amended, filed with the SEC on June 20, 2011.  Includes 20,000 shares of common stock issuable upon exercise of warrants exercisable within 60 days of August 3, 2011.  Azure Limited, as the sole director of Lafferty Limited, determines the manner in which the securities held by Lafferty Limited are voted and disposed of by Lafferty Limited.

5
Includes 1,183,079 shares of common stock held by Knappogue Corp.  Knappogue Corp. is controlled by Mr. Andrews and his family.  Mr. Andrews disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.  Also includes 206,250 shares of common stock issuable upon exercise of options exercisable within 60 days of August 3, 2011 and 750,626 shares of common stock held jointly by Mr. Andrews and his wife.

6
Includes 7,246 shares of common stock held by BPW Holdings LLC, an entity of which Mr. Beaudette is a principal shareholder.  Mr. Beaudette disclaims beneficial ownership of these shares except to the extent of his pecuniary interest.  Also includes 61,500 shares of common stock issuable upon exercise of options exercisable within 60 days of August 3, 2011.

7
Includes 70,000 shares of common stock issuable upon exercise of options exercisable within 60 days of August 3, 2011.  Excludes shares of common stock beneficially owned by Vector Group Ltd., of which Mr. Beinstein serves as a director.

8	Includes 70,000 shares of common stock issuable upon exercise of options exercisable within 60 days of August 3, 2011.

9	Includes 156,650 shares of common stock issuable upon exercise of options exercisable within 60 days of August 3, 2011 and 214,286 shares of restricted stock vesting within 60 days of August 3, 2011.

10
Includes 2,857,144 shares of common stock held by Halpryn Group IV, LLC, of which Mr. Halpryn is a member.  Mr. Halpryn disclaims beneficial ownership of these securities, except to the extent of any pecuniary interest therein.  Includes 80,000 shares of common stock issuable upon exercise of options held by Mr. Halpryn exercisable within 60 days of August 3, 2011.

11
Includes 600,000 shares of common stock issuable upon exercise of options held by Mr. Lampen exercisable within 60 days of August 3, 2011.  Excludes shares of common stock beneficially owned by Vector Group Ltd., of which Mr. Lampen serves as an executive officer.

12
Includes 80,000 shares of common stock issuable upon exercise of options held by Ms. Pallini exercisable within 60 days of August 3, 2011.  Excludes (i) 8,571,432 shares of common stock held by I.L.A.R. S.p.A., of which Ms. Pallini is an officer, and (ii) 214,412 shares of common stock owned by Virgilio Pallini, Ms. Pallini’s father, as to which she disclaims beneficial ownership pursuant to Rule 13d-4.

13	Includes 70,000 shares of common stock issuable upon exercise of options exercisable within 60 days of August 3, 2011.

14	Includes 45,000 shares of common stock issuable upon exercise of options exercisable within 60 days of August 3, 2011.

15	Includes 140,150 shares of common stock issuable upon exercise of options exercisable within 60 days of August 3, 2011 and 214,286 shares of restricted stock vesting within 60 days of August 3, 2011.

16
Includes 1,733,400 shares of common stock issuable upon exercise of options, and 197,000 shares of common stock issuable upon exercise of warrants, in each case exercisable within 60 days of August 3, 2011 and 578,572 shares of restricted stock vesting within 60 days of August 3, 2011.

	Beneficial ownership of our preferred stock
Name and Address of Beneficial Owner	Number of Shares	Percent
10% Series A Convertible Preferred Stock:
Alpha Capital Anstalt Pradafaut 7 Furstentums 1490 Vaduz Liechtenstein	500	23.2%
SK Partners 485 Underhill Blvd., Suite 205 Syosset, NY 11791	500	23.2%
David M. Knott 485 Underhill Blvd., Suite 205 Syosset, NY 11791	250	11.6%
Peter G. Schiff 485 Underhill Blvd., Suite 205 Syosset, NY 11791	250	11.6%
GRQ Consultants, Inc. 401(k) 4400 Biscayne Blvd. #850 Miami, FL 33137	200	9.3%
Horberg Enterprises Limited Partnership 289 Prospect Ave. Highland Park, IL 60035	150	7.0%

PROPOSAL I
ELECTION OF DIRECTORS

Ten directors will be elected to hold office until the next annual meeting of shareholders or until their successors are duly elected or their earlier death, resignation or removal.  All of the nominees currently serve as directors.

The proxies solicited by our board of directors will be voted FOR the election of these nominees unless other instructions are specified.  Our articles of incorporation do not provide for cumulative voting.  Should any nominee become unavailable to serve, the proxies may be voted for a substitute nominee designated by the board or the board may reduce the number of authorized directors.  Information regarding each director nominee is set forth below.

Mark Andrews, 61, our chairman of the board, founded our predecessor company, Great Spirits Company LLC, in 1998 and served as its chairman of the board, president and chief executive officer from its inception until December 2003.  Mr. Andrews has served as our chairman of the board since December 2003 and served as our president from December 2003 until November 2005.  Mr. Andrews served as our chief executive officer from December 2003 until November 2008.  Prior to founding our predecessor, Mr. Andrews founded American Exploration Company, a company engaged in the exploration and production of oil and natural gas, in 1980.  He oversaw that company becoming publicly traded in 1983 and served as its chairman and chief executive officer until its merger with Louis Dreyfus Natural Gas Corp. in October 1997.  He also serves as a life trustee of The New York Presbyterian Hospital in New York City.  Mr. Andrews’ pertinent experience, qualifications, attributes and skills include financial literacy and expertise, industry experience, managerial experience and the knowledge and experience he has attained through his service as a director of publicly-traded corporations.

John F. Beaudette, 54, has served as a director of our company since January 2004.  Since 1995, Mr. Beaudette has been president and chief executive officer of MHW Ltd., a national beverage alcohol import, distribution and service company located in Manhasset, New York.  MHW provides U.S. import and distribution services to wineries, breweries and distilleries throughout the world.  From 1985 to 1994, Mr. Beaudette worked with PepsiCo Inc. and its affiliate company Monsieur Henri Wines in the distribution of Stolichnaya™ Vodka and other wine and spirit brands.  During this period, Mr. Beaudette held positions such as director of planning for PepsiCo Wines & Spirits Intl. and vice president of finance & chief financial officer of Monsieur Henri Wines Ltd.  Prior to joining PepsiCo, Mr. Beaudette was manager of accounting for Somerset Importers Ltd., U.S. importers of Tanqueray™, Johnnie Walker™ and other spirit brands.  He currently sits on the board of directors of The National Association of Beverage Importers Inc. (NABI) in Washington, D.C. and serves as vice chairman as well as chairman of the finance committee.  Prior to entering the beverage alcohol industry in 1983, Mr. Beaudette worked for the Penn Central Corporation performing financial and operational reviews of subsidiaries throughout the U.S. in various industries including energy, technology and real estate.  Mr. Beaudette’s pertinent experience, qualifications, attributes and skills include industry expertise, managerial experience and the knowledge and experience he has attained through his service as a director of our corporation.

Henry C. Beinstein, 68, has served as a director of our company since January 2009.  He has been a partner of Gagnon Securities, LLC, a broker-dealer and a FINRA member firm, since January 2005 and has been a money manager and an analyst and registered representative of such firm since August 2002.  Mr. Beinstein has been a director of Vector Group Ltd., a New York Stock Exchange listed holding company, since 2004.  Vector Group is engaged principally in the tobacco business through its Liggett Group LLC subsidiary and in the real estate and investment business through its New Valley LLC subsidiary.  New Valley owns 50% of Douglas Elliman Realty, LLC, which operates the largest residential brokerage company in the New York metropolitan area.  He also served as a director of New Valley from March 1994 to December 2005.  Mr. Beinstein has served since May 2001 as a director of Ladenburg Thalmann Financial Services Inc., the parent of Ladenburg Thalmann & Co. Inc., which has provided investment banking services to our company, including serving as placement agent in connection with the sale of our Series A preferred stock in June 2011.  He retired in August 2002 as the executive director of Schulte Roth & Zabel LLP, a New York-based law firm, a position he had held since August 1997.  Before that, Mr. Beinstein had served as the managing director of Milbank, Tweed, Hadley & McCloy LLP, a New York-based law firm, commencing in November 1995.  From April 1985 through October 1995, Mr. Beinstein was the executive director of Proskauer Rose LLP, a New York-based law firm.  Mr. Beinstein is a certified public accountant in New York and New Jersey and prior to joining Proskauer was a partner and national director of finance and administration at Coopers & Lybrand.  Mr. Beinstein’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial, accounting and legal experience through his years at Coopers & Lybrand, Proskauer Rose LLP, Milbank, Tweed, Hadley & McCloy LLP and Schulte Roth & Zabel LLP, and the knowledge and experience he has attained through his service as a director and executive officer of publicly-traded corporations.

Harvey P. Eisen, 69, has served as a director of our company since January 2009.  Mr. Eisen has served as a director of Five Star Products Inc., a wholesale distributor of home decorating products, since November 2007.  Mr. Eisen has served as chairman of the board and chief executive officer of National Patent Development Corporation, the parent company of Five Star Products Inc., since June 2007 and also served as its president since July 2007.  He has been a director of National Patent Development Corporation since 2004.  He has served as chairman and managing member of Bedford Oak Advisors, LLC, an investment partnership, since 1998.  Prior thereto, Mr. Eisen served as senior vice president of Travelers, Inc. and of Primerica, each a financial services company, prior to its merger with Travelers in 1993.  Mr. Eisen has over 30 years of asset management experience, is often consulted by the national media for his views on the investment marketplace, is frequently quoted in the financial media and also has appeared and currently appears regularly on such television networks as CNN and CNBC.  Mr. Eisen has also been a director of GP Strategies Corporation, a provider of customized training solutions, since 2002 and has served as its chairman of the board since 2004.  Mr. Eisen’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his service as a director of publicly-traded corporation.

Phillip Frost, M.D., 74, has served as a director of our company since October 2008 and previously served as a director of our company from September 2005 to August 2007.  In March 2010, Dr. Frost was named chairman of the board of Teva Pharmaceutical Industries Ltd., a pharmaceutical company, and had previously served as vice chairman of the board of directors since January 2006.  Since March 2007, he has served as chairman of the board and chief executive officer of OPKO Health, Inc., a multi-national biopharmaceutical and diagnostics company.  Since July 2006, Dr. Frost has served as the chairman of the board of directors of Ladenburg Thalmann Financial Services Inc.  Dr. Frost has been a director of Ladenburg Thalmann Financial Services Inc. since March 2005.  From 1972 to 1990, Dr. Frost was the chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Florida.  From 1972 to 1986, Dr. Frost was chairman of the board of directors of Key Pharmaceuticals, Inc., and from 1987 to January 2006, he served as chairman of the board of directors and chief executive officer of IVAX Corporation.  Dr. Frost also serves as chairman of the board of directors of PROLOR Biotech, Inc., a development stage biopharmaceutical company.  Dr. Frost is currently a director of Continucare Corporation, a provider of outpatient healthcare services.  He also serves as Chairman of Temple Emanu-El, as a member of the Florida Council of 100 and as a trustee for each of the University of Miami, the Scripps Research Institute, the Miami Jewish Home for the Aged and the Mount Sinai Medical Center.  Dr. Frost previously served as a director for Northrop Grumman Corp., Ideation Acquisition Corp., Protalix Bio Therapeutics, Inc. and Cellular Technical Services Company, Inc. (now SafeStitch Medical, Inc.), as chairman of Ivax Diagnostics, Inc. and as governor and co-vice-chairman of the American Stock Exchange (now NYSE Amex).  Dr. Frost’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his service as a director and executive officer of publicly-traded corporations.

Glenn L. Halpryn, 50, has served as a director of our company since October 2008.  Since 2000, Mr. Halpryn has been an investor and a managing member of joint venture partners in numerous land acquisition and development projects with one of the largest home builders in the country.  Also, since 1984, Mr. Halpryn has been engaged in real estate investment and development activities.  Mr. Halpryn has served as chief executive officer and a director of Transworld Investment Corporation (“TIC”), a private investment company, since June 2001.  Mr. Halpryn has been a director of Sorrento Therapeutics, Inc. (formerly QuikByte Software, Inc.), a biopharmaceutical company, since July 2008 and served as the chairman of the board and chief executive officer of such company from July 2008 until August 2009.  Since April 2010, Mr. Halpryn has served as a Director of CDSI Holdings, Inc., a publicly held shell corporation seeking new business opportunities.  From September 2008 until May 2010, Mr. Halpryn served as a director of Winston Pharmaceuticals, Inc. (formerly Getting Ready Corporation), a publicly held corporation specializing in the manufacture of skin creams and prescription medication for the treatment of pain management and Mr. Halpryn served as the chairman of the board and chief executive officer of Getting Ready from December 2006 until its September 2008 merger with Winston.  Since December 2008, Mr. Halpryn has served as a director of SearchMedia Holdings Limited, a China-based billboard and in-elevator advertising company.  Mr. Halpryn served as the chairman of the board, chief executive officer and president of clickNsettle.com, Inc., a publicly held shell corporation, from October 2007 until September 2008.  Mr. Halpryn was the president and secretary and a director of Longfoot Communications Corp., a publicly held shell corporation, from March 2008 until its merger with Kidville Holdings, LLC in August 2008.  Since August 2010, Mr. Halpryn has served as a director of ChromaDex Corporation, which supplies phytochemical reference standards and reference materials, related contract services and products for the dietary supplement, nutraceutical, pharmaceutical and cosmetic markets.  Mr. Halpryn was chairman of the board and chief executive officer of Orthodontix, Inc., a publicly held corporation, from April 2001 until Orthodontix merged with Protalix BioTherapeutics, Inc. in December 2006.  From October 2002 to October 2008, Mr. Halpryn served as a director of Ivax Diagnostics, Inc.  From 1984 to June 2001, Mr. Halpryn served as vice president/treasurer of TIC.  From April 1988 through June 1998, Mr. Halpryn was vice chairman of Central Bank, a Florida state-chartered bank.  Since June 1987, Mr. Halpryn has been the president of and beneficial holder of stock of United Security Corporation, a broker-dealer registered with FINRA.  Mr. Halpryn’s pertinent experience, qualifications, attributes and skills include his managerial experience, financial literacy and the knowledge and experience he has attained through his service as a director of publicly-traded corporations and his experience as an investor.

Richard J. Lampen, 57, has served as our president and chief executive officer and as a director of our company since October 2008.  Mr. Lampen has served as executive vice president of Vector Group Ltd. since July 1996.  From October 1995 to December 2005, Mr. Lampen served as the executive vice president and general counsel and a director of New Valley LLC, now a subsidiary of Vector Group Ltd.  Since September 2006, he has served as president and chief executive officer of Ladenburg Thalmann Financial Services Inc., the parent of Ladenburg Thalmann & Co. Inc.  Mr. Lampen has served as a director of Ladenburg Thalmann Financial Services Inc. since January 2002.  Since November 1998, he has served as president and chief executive officer of CDSI Holdings Inc.  Mr. Lampen has served as a director of CDSI Holdings since January 1997.  From May 1992 to September 1995, Mr. Lampen was a partner at Steel Hector & Davis, a law firm located in Miami, Florida.  From January 1991 to April 1992, Mr. Lampen was a Managing Director at Salomon Brothers Inc, an investment bank, and was an employee at Salomon Brothers Inc from 1986 to April 1992.  Mr. Lampen has served as a director of a number of other companies, including U.S. Can Corporation, The International Bank of Miami, N.A. and Spec’s Music Inc., as well as a court-appointed independent director of Trump Plaza Funding, Inc.  Mr. Lampen’s pertinent experience, qualifications, attributes and skills include his knowledge and experience in our company attained through his service as a director of our company and as president and chief executive officer since 2008, his managerial experience and the knowledge and experience he has attained through his service as a director and executive officer of publicly-traded corporations.

Micaela Pallini, Ph.D., 42, has served as a director of our company since October 2008.  Ms. Pallini has served since May 1997 as a director and the head of production of I.L.A.R. S.p.A., a producer of alcoholic beverages located in Rome, Italy and a supplier to our company under an exclusive import agreement.  Ms. Pallini is also a member of the board of directors of Unione Industriali di Roma, the association of Roman industrial entrepreneurs and President of the Food Division of Unione Industriali di Roma; a member of the board of directors and the audit committee of Federvini, the national association of Italian wine, spirit and liqueur providers; and a Vice President of D52, a national association for the promotion of women in business in Italy.  Ms. Pallini was engaged in research activities before assuming her position with I.L.A.R. S.p.A.  Ms. Pallini’s pertinent experience, qualifications, attributes and skills include her industry experience, managerial experience and the knowledge and experience she has attained through her service as a director of our corporation.

Steven D. Rubin, 50, has served as a director of our company since January 2009.  Mr. Rubin has served as executive vice president — administration since May 2007 and a director of Opko Health, Inc., since February 2007.  Mr. Rubin served as the senior vice president, general counsel and secretary of IVAX Corporation from August 2001 until September 2006.  Mr. Rubin currently serves on the board of directors of Dreams, Inc., a vertically integrated sports licensing and products company, Safestitch Medical, Inc., a medical device company, SearchMedia Holdings Limited, PROLOR Biotech, Inc., Neovasc, Inc., a medical device company, Kidville, Inc., an operator of upscale learning and play facilities for children, Tiger X Medical, Inc., a publicly held shell corporation, and Non-Invasive Monitoring Systems, Inc., a medical device company.  Mr. Rubin’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, legal experience, managerial experience and the knowledge and experience he has attained through his service as a director and executive officer of publicly-traded corporations.

Dennis Scholl, 54, has served as a director of our company since September 2009.  Since September 2003, Mr. Scholl has served as co-founder and managing member of Betts & Scholl, LLC, a premium wine maker.  We acquired the assets of Betts & Scholl in September 2009.  Since February 2009, Mr. Scholl has served as Miami Program Director of the John S. and James L. Knight Foundation, a charitable foundation.  Since September 1987, Mr. Scholl has been founder and vice president of Morada Ventures, a firm engaged in real estate development and venture capital investment in the technology and pharmaceutical industries.  Mr. Scholl’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and industry experience.

Our board recommends that you vote FOR each of the nominees named above.  Unless otherwise indicated, all proxies will be voted FOR the election of each of the nominees named above.

Executive Officers

The following table lists the name, age and position of our executive officers:

Name	Age	Position
Richard J. Lampen	57	President and Chief Executive Officer
John S. Glover	56	Chief Operating Officer
T. Kelley Spillane	48	Senior Vice President - U.S. Sales
Alfred J. Small	42	Senior Vice President, Chief Financial Officer, Secretary & Treasurer

Listed below are biographical descriptions of our current executive officers.  For Mr. Lampen’s information, see the description under “Election of Directors” above.

John S. Glover, our chief operating officer, joined us in February 2008.  From February 2008 to October 2008, Mr. Glover served as our senior vice president — marketing.  From June 2006 to February 2008, Mr. Glover served as senior vice president ― commercial management of Remy Cointreau USA.  From January 2001 to June 2006, Mr. Glover served in various management positions at Remy Cointreau in the United States and France.  From January 1999 to January 2001, he was a managing director and chief marketing officer for Bols Royal Distilleries in the Netherlands.

T. Kelley Spillane, our senior vice president — U.S. sales, joined us in April 2000.  From April 2000 to December 2003, Mr. Spillane served as vice president — sales of Great Spirits Company, and was appointed executive vice president — U.S. sales in December 2003.  Prior to joining us, Mr. Spillane worked at Carillon Importers Limited, a division of Grand Metropolitan PLC.  Carillon developed and launched Absolut Vodka and Bombay Sapphire Gin.  At Carillon, Mr. Spillane served as assistant manager for its control states and duty free divisions and was promoted to director of special accounts, focusing on expanding sales in national accounts.

Alfred J. Small, our senior vice president, chief financial officer, secretary and treasurer joined us in October 2004.  Mr. Small has served as our chief financial officer and treasurer since November 2007 and as our secretary since January 2009.  He previously served as our vice president-controller since March 2007 and our principal accounting officer since October 2006.  From February 1999 until October 2004, Mr. Small served in various accounting roles, including senior accountant at Grodsky Caporrino & Kaufman, CPA PC.  Mr. Small is a certified public accountant.

There are no family relationships among any of our directors and executive officers.

Corporate Governance Guidelines

Our board of directors has adopted a code of conduct, which applies to all of our directors, executive officers and employees. The code of business conduct sets forth our commitment to conduct our business in accordance with the highest standards of business ethics and to promote the highest standards of honesty and ethical conduct by our directors, executive officers and employees.

Our board has also adopted a nominating and governance charter that sets forth (i) corporate governance principles intended to promote efficient, effective and transparent governance, and (ii) procedures for the identification and selection of individuals qualified to become directors.

Among other matters, our nominating and governance charter and code of conduct set forth the following governing principles:

•	A majority of our directors should be “independent” as defined in the rules adopted by the SEC and the NYSE Amex.

•	To facilitate critical discussion, the independent directors are required to meet apart from other board members and management representatives.

•	Compensation of our non-employee directors should include equity-based compensation. Employee directors are not paid for their board service in addition to their regular employee compensation.

•
All directors, executive officers and employees must act at all times in accordance with the requirements of our code of conduct. This obligation includes adherence to our policies with respect to conflicts of interest; full, accurate and timely disclosure; compliance with securities laws; confidentiality of our information; protection and proper use of our assets; ethical conduct in business dealings; and respect for and compliance with applicable law. Any change to, or waiver of, the requirements of, the code of conduct with respect to any director, principal financial officer, principal accounting officer or persons performing similar functions may be granted only by the board of directors. Any such change or waiver will be promptly disclosed as required by applicable law or regulations.

Our code of conduct and our nominating and corporate governance charter are posted on our investor relations website at http:/investor.castlebrandsinc.com.  We intend to post amendments to, or waivers from a provision of, our code of business conduct that apply to our principal executive officer, principal financial officer or persons performing similar functions on our web site.

Shareholder Nominations

There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

PROPOSAL II
APPROVAL OF THE ISSUANCE OF SECURITIES IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK IN CONNECTION WITH OUR JUNE 2011 FINANCING TRANSACTION UNDER THE RULES AND REGULATIONS OF THE NYSE AMEX

We are seeking approval of the issuance of securities in excess of 19.99% of our outstanding common stock in connection with the transactions contemplated by three securities purchase agreements and an exchange agreement, each dated as of June 8, 2011 and described below, for purposes of Section 713 of the NYSE Amex LLC Company Guide.

Description of the June 2011 Financing Transaction

On June 8, 2011, we entered into two Securities Purchase Agreements (“Securities Purchase Agreements”), between us and purchasers (“Purchasers”), under which the Purchasers agreed to purchase an aggregate of approximately $2,155,000 of the our newly-designated Series A preferred stock, for its stated value of $1,000 per share (“Stated Value”), and warrants to purchase 50% of the number of shares of our common stock issuable upon conversion of such Series A preferred stock in a private offering.  Subject to adjustment (including Dilutive Issuances, as defined below), the Series A preferred stock is convertible into shares of our common stock at a conversion price of $0.304 per share and the warrants have an exercise price of $0.38 per share.  The closing sale price of our common stock was $0.28 per share on June 7, 2011, the day before we executed the Securities Purchase Agreements, and $____ per share on August __, 2011.

Also on June 8, 2011, we entered into a Securities Purchase Agreement (“Affiliate Purchase Agreement”), with directors, officers and other affiliates of ours (“Affiliate Purchasers”), under which the Affiliate Purchasers agreed to purchase an aggregate of approximately $1,005,000 of Series A preferred stock and warrants on substantially the same terms as under the Securities Purchase Agreements, subject to shareholder approval of such issuance under NYSE Amex rules.  Pending shareholder approval, we issued an aggregate of approximately $1,005,000 in promissory notes (“Temporary Notes”) to the Affiliate Purchasers, which together with accrued but unpaid interest thereon will convert automatically into Series A preferred stock and warrants following shareholder approval.  The Temporary Notes bear interest at a rate of 10% per year and mature 18 months from the date of issuance, subject to prior conversion upon shareholder approval.  The Affiliate Purchasers included Frost Gamma Investments Trust, an entity affiliated with Dr. Frost, and Messrs. Lampen, Andrews (and certain of his affiliates), Glover and Small.

Also on June 8, 2011, we entered into an Exchange Agreement (“Exchange Agreement” and together with the Securities Purchase Agreements and the Affiliate Purchase Agreement, the “Purchase Agreements”), with holders of our outstanding debt, including directors, officers and other affiliates of ours (“Exchange Purchasers”), under which the Exchange Purchasers agreed to purchase Series A preferred stock and warrants in exchange for approximately $3,607,000 aggregate principal amount of our existing debt, and accrued but unpaid interest thereon, on substantially the same terms as the Securities Purchase Agreement and the Affiliate Purchase Agreement, subject to shareholder approval.  The Exchange Purchasers of our existing debt included Frost Gamma Investments Trust, Vector Group Ltd., Messrs. Lampen and Andrews, Lafferty Ltd., IVC Investments, LLP, an entity affiliated with Mr. Halpryn, and Betts & Scholl, LLC, an entity affiliated with Mr. Scholl (which agreed to convert principal, but not accrued but unpaid interest thereon).

The offering of the Series A preferred stock and warrants was made in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder.  The shares of Series A preferred stock and warrants issued and issuable under the Purchase Agreements, including the shares of common stock issuable upon the conversion of the Series A preferred stock or exercise of the warrants, will be “restricted securities” as that term is defined by Rule 144 under the Securities Act, until such time as such shares are registered for resale under the Securities Act.  We also entered into a Registration Rights Agreement, dated as of June 8, 2011, with the Purchasers, Affiliate Purchasers and Exchange Purchasers under which we agreed to register for resale the shares of common stock issuable upon conversion of the Series A preferred stock and exercise of the warrants.

A special committee of our board, which consisted solely of independent directors, recommended to our board the approval of the transactions contemplated by the Purchase Agreements.  Holders of approximately 41.7% of our outstanding common stock have agreed to vote their shares in favor of the transactions.

We expect to use the net proceeds from the transactions for working capital and other general corporate purposes.

Articles of Designation

On June 9, 2011, we filed articles of amendment designating the preferences, rights and limitations of the Series A preferred stock (“Articles of Designation”) to our articles of incorporation with the Florida Secretary of State.

Dividends.  Holders of Series A preferred stock are entitled to receive cumulative dividends thereon at the rate per share (as a percentage of the Stated Value per share) of 10% per year (calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods), whether or not declared by our board, which are payable upon conversion of the Series A preferred stock or upon a Liquidation (as defined below) (for Series A preferred stock not previously converted) in an amount of common stock (the dollar amount to be paid in shares of common stock, the “Dividend Share Amount”) equal to (x) the applicable Dividend Share Amount divided by (y) the Conversion Price (as defined below).

Voting Rights.  The Series A preferred stock votes equally with the common stock and not as a separate class, at any annual or special meeting of shareholders, and may act by written consent in the same manner as our common stock.  Each holder of Series A preferred stock is entitled to the number of votes equal to the whole number of shares of common stock into which such holder’s aggregate number of shares of Series A preferred stock are convertible under the Articles of Designation immediately after the close of business on the record date for such meeting or the effective date of such written consent, subject to the Issuable Maximum (as defined below).  As long as any shares of Series A preferred stock are outstanding, we may not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A preferred stock, (i) alter or change adversely the powers, preferences or rights given to the Series A preferred stock or alter or amend the Articles of Designation, (ii) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to the Series A preferred stock, (iii) amend our articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A preferred stock, (iv) increase the number of authorized shares of Series A preferred stock, or (v) enter into any agreement to do any of the foregoing; provided, however, that as long as any shares of Series A preferred stock are outstanding, we may not alter or amend the anti-dilution provisions of the Articles of Designation without the affirmative vote of the holders of at least 67% of the then outstanding shares of Series A preferred stock.

Rank.  With respect to distributions upon Liquidation, the Series A preferred stock ranks senior to all classes of common stock and to each other class of our existing or hereafter created capital stock that are not specifically designated as ranking senior to the Series A preferred stock.  We may not issue any capital stock that is senior to the Series A preferred stock unless the holders of a majority of the then outstanding shares of the Series A preferred stock voting separately as a class approve such issuance.

Liquidation Preference.  Upon any liquidation, dissolution or winding-up of our company, whether voluntary or involuntary (“Liquidation”), the holders of Series A preferred stock will be entitled to receive out of our assets, whether capital or surplus, an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees then due and owing thereon under the Articles of Designation, for each share of Series A preferred stock before any distribution or payment is made to the holders of any junior securities, and if our assets are insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series A preferred stock will be ratably distributed among the holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Conversion.  Each share of Series A preferred stock is convertible at any time into that number of shares of common stock (subject to the limitations set forth in the Articles of Designation) determined by dividing the Stated Value of such share of Series A preferred stock by the conversion price, which was initially $0.304 (“Conversion Price”), subject to adjustment as provided in the Articles of Designation, including in the event that, during the Threshold Period (as defined in the Articles of Designation), the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any common stock or Common Stock Equivalents (as defined in the Articles of Designation) entitling any person to acquire shares of common stock at an effective price per share that is lower than the then Conversion Price (“Dilutive Issuance”).  The Conversion Price is based on the average closing price of our common stock on the NYSE Amex for the five trading days before the execution of the Purchase Agreements.  We may not effect any conversion of the Series A preferred stock, and a holder will not have the right to convert any portion of the Series A preferred stock if, after giving effect to the conversion, such holder (together with any affiliates, and any persons acting as a group together with such holder or any affiliates) would beneficially own more than 4.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of the Series A preferred stock held by the applicable holder (“Beneficial Ownership Limitation”).  A holder, upon not less than 61 days’ prior written notice to us, may increase or decrease the Beneficial Ownership Limitation applicable to its Series A preferred stock; any such increase or decrease will not be effective until the 61st day after such notice is delivered to us and will only apply to such holder and no other holder; provided, however, that the Beneficial Ownership Limitation will not apply to any holder whose beneficial ownership of common stock exceeded the Beneficial Ownership Limitation as of the date of issuance of such holder’s Series A preferred stock.

Issuance Limitation.  Until we have obtained shareholder approval of the transactions contemplated by the Purchase Agreements, which we are seeking in this proxy statement, we may not issue, upon conversion of the Series A preferred stock, a number of shares of common stock which, when added to any shares of common stock issued on or after the date of the Purchase Agreements and prior to such conversion (i) in connection with any conversion of Series A preferred stock issued under the Purchase Agreements and (ii) in connection with the exercise of any warrants issued under the Purchase Agreements would exceed 19.99% of the shares of common stock outstanding as of June 8, 2011 (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) (such number of shares, the “Issuable Maximum”).  Each holder of Series A preferred stock is entitled to a percentage of the Issuable Maximum equal to (x) the original Stated Value of such holder’s Series A preferred stock divided by (y) the aggregate Stated Value of all Series A preferred stock issued on the original issue date.  Also, each holder may allocate its pro-rata portion of the Issuable Maximum among Series A preferred stock and warrants it holds.

Forced Conversion.  If (i) there is an effective registration statement covering the common stock issuable upon conversion of the Series A preferred stock or all such shares may be sold under Rule 144 under the Securities Act without the requirement for us to be in compliance with Rule 144(c)(1), (ii) the average daily volume of the common stock exceeds $100,000 per trading day and (iii) the daily volume weighted average price as listed on the NYSE Amex (or, if our common stock is not then listed on a trading market, as determined in the Articles of Designation), referred to as VWAP, for at least 20 trading days during any 30 consecutive trading day period exceeds $0.76 (subject to adjustment), we may convert all or any portion of the outstanding Series A preferred stock into shares of common stock.  If a forced conversion would result in a holder exceeding the Beneficial Ownership Limitation, then the shares of common stock issuable to such holder will be held in abeyance and will not be distributed to such holder for a period of 71 days following the effective date of the notice regarding the forced conversion, or such time during such 71-day period, if ever, as the distribution of such shares would not result in the holder exceeding the Beneficial Ownership Limitation.  In the event of a Fundamental Transaction (as defined in the Articles of Designation), we may convert all of the Series A preferred stock plus all accrued but unpaid dividends thereon into common stock concurrently with the completion of such Fundamental Transaction.

Warrants

The warrants are exercisable for five years and are subject to the Beneficial Ownership Limitation and Issuable Maximum applicable to the Series A preferred stock.  The initial exercise price of the warrants is equal to 125% of the Conversion Price of the Series A preferred stock.  If there is no effective registration statement registering for resale the shares of common stock issuable upon exercise of the warrants after December 8, 2011, then the warrants may only be exercised at such time by cashless exercise.  If a Fundamental Transaction (as defined in the warrants) occurs, we or any successor entity may, at our or such successor entity’s option, exercisable at any time concurrently with, or within 30 days after, the completion of the Fundamental Transaction, purchase the warrant by paying an amount of cash equal to the Black-Scholes Value (as defined in the warrant) of the remaining unexercised portion of the warrant on the date of the completion of a Fundamental Transaction.  If, after the one year anniversary of the closings of the transactions contemplated by the Securities Purchase Agreement, among other conditions, (i) the VWAP for any 20 trading days during any 30 consecutive trading days exceeds $0.95 (subject to adjustment), and (ii) the average daily volume for such measurement period exceeds $100,000 per trading day, then we may call for cancellation all or any portion of the warrants on the 10th trading day after such call, for consideration equal to $0.01 per share of common stock issuable upon exercise of the warrants.

The descriptions of the Temporary Notes, Securities Purchase Agreements, Affiliate Purchase Agreement, Exchange Agreement, Registration Rights Agreement, warrants and Articles of Designation are qualified in their entirety by reference to the descriptions contained in the Current Report on Form 8-K filed by us with the SEC on June 9, 2011, and the documents filed as exhibits to such Current Report.

Interest of Certain Persons in Proposals II and III

The Affiliate Purchasers include Frost Gamma Investments Trust, an entity affiliated with Dr. Frost, a director of our company ($600,000), Mr. Lampen, our president and chief executive officer and a director of our company ($50,000), Mr. Andrews, our chairman of the board, and certain of his affiliates ($300,000), Mr. Glover, our chief operating officer ($50,000), and Mr. Small, our senior vice president, chief financial officer, secretary and treasurer ($5,000).  The Exchange Purchasers include Frost Gamma Investments Trust ($2,500,000), Vector Group Ltd., for whom Mr. Lampen serves as executive vice president and Mr. Beinstein serves as a director ($200,000), Mr. Lampen ($200,000), Mr. Andrews ($200,000), IVC Investments, LLP, an entity affiliated with Mr. Halpryn ($200,000), and Betts & Scholl, LLC, an entity affiliated with Mr. Scholl (which agreed to convert principal, but not accrued but unpaid interest thereon) ($107,354).

It is anticipated that if Proposals II and III are approved, each of the Affiliated Purchasers and Exchange Purchasers will purchase the securities under the Purchase Agreements.  For additional information regarding the number of shares of Series A preferred stock (including dividends thereon) and warrants (and shares underlying the warrants) to be purchased by the Affiliate Purchasers and the Exchange Purchasers, assuming the transactions are completed, please see the chart listed in Proposal III.

Reason for Request for Shareholder Approval

As of June 8, 2011, we had approximately 107,202,145 shares of common stock outstanding.  Section 713 of the NYSE Amex LLC Company Guide requires shareholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) is equal to 20% or more of the presently outstanding common stock for less than the greater of book or market value of the stock.

If approved by our shareholders, our issuance of the Series A preferred stock (and payment of potential dividends thereon) and the warrants issuable under the Purchase Agreements will result in the issuance of securities convertible into common stock equal to 20% or more of our common stock outstanding immediately before we entered into the Purchase Agreements.  Also, the Series A preferred stock and warrants contain anti-dilution provisions that provide for the adjustment to the Conversion Price of the Series A preferred stock and the exercise price and number of shares of common stock underlying the warrants upon certain future issuances by us.  These anti-dilution provisions could, in the future, potentially result in the sale, issuance or potential issuance by us of common stock (or securities convertible into common stock) at a price less than the greater of book or market value.  Accordingly, we are seeking shareholder approval of this proposal in order to ensure compliance with Section 713(a) of the NYSE Amex LLC Company Guide.

Effect of Approval of this Proposal on Current Shareholders

The issuance of common stock under the Purchase Agreements will have a dilutive effect on our earnings per share and on each shareholder’s percentage voting power.  Also, such issuance could have the effect of delaying or preventing a change in control by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control or remove incumbent directors from office.  Such issuance will also increase the number of shares of common stock held by our directors and executive officers.  Moreover, any dividends paid could be lower, as the funds available to pay dividends would be spread among a greater number of shares upon completion of the transactions under the Purchase Agreements.

The following table summarizes (a) the total number of shares of common stock that will be issued upon conversion of the Series A preferred stock under the Purchase Agreements (not including the warrants) assuming all shares are issued under the Purchase Agreements as of July 31, 2011, (b) the total number of shares of common stock that will be issued as dividends on the shares of Series A preferred stock assuming the Series A preferred stock is held for at least three years, (c) the number of shares of common stock that will be issued upon exercise of the warrants under the Purchase Agreements assuming the warrants are fully exercised at the current applicable exercise price and (d) the percentage of our common stock that each investor could potentially acquire under the Purchase Agreements if all securities anticipated by the Purchase Agreements are issued and converted or exercised to common stock.

Investor	Total Number of Shares of Common Stock to Be Issued Assuming All Shares of Series A Preferred Stock are Issued and Converted	Total Number of Shares of Common Stock to Be Issued as Dividends Assuming the Series A Preferred Stock is Held for Three Years	Total Number of Shares of Common Stock Underlying Warrants Assuming Full Exercised at the Current Exercise Price	Percent of Outstanding Shares Post Transaction Assuming all Securities Issuable Under Purchase Agreements are Issued and Converted or Exercised
Non-Affiliated Investors	7,752,862	2,566,222	3,876,435	8.7%
Frost Gamma Investments Trust	11,107,428	3,676,570	5,553,715	11.9%
Mark E. Andrews III	1,011,330	334,761	505,666	1.2%
Mark E. Andrews IV	328,948	108,882	164,474	0.4%
Elizabeth A. duPont	328,948	108,882	164,474	0.4%
Richard J. Lampen	846,856	280,320	423,429	1.0%
John S. Glover	164,474	54,441	82,237	0.2%
Alfred J. Small	16,448	5,445	8,224	0.0%
Vector Group Ltd.	700,721	231,945	350,361	0.8%
IVC Investments, LLP	682,382	225,879	341,192	0.8%
Betts & Scholl, LLC	353,139	116,899	176,570	0.4%

No Appraisal Rights

Under Florida law, our shareholders are not entitled to appraisal rights for Proposal II.

Required Approvals

Approval of the issuance of securities in excess of 19.99% of our outstanding common stock in connection with our June 2011 financing transaction requires the affirmative vote of a majority of votes cast at the meeting.

Our board recommends that you vote FOR Proposal II.

PROPOSAL III
APPROVAL OF THE ISSUANCE OF SECURITIES TO AFFILIATE INVESTORS IN CONNECTION WITH OUR JUNE 2011 FINANCING TRANSACTION UNDER THE RULES AND REGULATIONS OF THE NYSE AMEX

We are seeking approval of the issuance of securities to Affiliate Purchasers and Exchange Purchasers under the Purchase Agreements for purposes of Section 711 of the NYSE Amex LLC Company Guide.  For information regarding our proposed issuance of the securities and the terms of the Purchase Agreements, see the section entitled “Description of the June 2011 Financing Transaction” above.  For information regarding the interests of our directors and executive officers and their affiliates in the Purchase Agreements, see “Interest of Certain Persons in Proposals II and III” above.

Reason for Request for Shareholder Approval

Section 711 of the NYSE Amex LLC Company Guide requires us to obtain shareholder approval when an equity compensation arrangement is made, under which stock may be acquired by officers, directors, employees or consultants.  The issuance of common stock or securities convertible into or exercisable for common stock by a company to affiliated entities of the company’s officers, directors, employees or consultants other than in a public offering at a price less than the greater of the book or market value of the common stock may be deemed to be equity compensation requiring shareholder approval under Section 711.  The Series A preferred stock and warrants contain anti-dilution provisions that provide for the adjustment to the Conversion Price of the Series A preferred stock and the exercise price and number of shares of common stock underlying the warrants upon certain future issuances by us.  These anti-dilution provisions could, in the future, potentially result in the sale, issuance or potential issuance by us of common stock (or securities convertible into common stock) at a price less than the greater of book or market value.  Because each of Dr. Frost and Messrs. Andrews, Beinstein, Glover, Halpryn, Lampen, Scholl and Small serve as directors or officers of our company, we need to seek approval of this proposal to ensure compliance with Section 711 of the NYSE Amex LLC Company Guide.

Effect of Approval of this Proposal on Current Shareholders

The issuance of common stock to Affiliate Purchasers and Exchange Purchasers under with the Purchase Agreements will have a dilutive effect on our earnings per share and on each shareholder’s percentage voting power.  Also, such issuance could have the effect of delaying or preventing a change in control by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control or remove incumbent directors from office.  Such issuance will also increase the number of shares of common stock held by our directors and executive officers.  Moreover, any dividends paid could be lower, as the funds available to pay dividends would be spread among a greater number of shares upon completion of the transactions with affiliated investors under to the Purchase Agreements.

The following table summarizes (a) the total number of shares of common stock that will be issued to affiliated investors upon conversion of the Series A preferred stock under the Purchase Agreements (not including the warrants) assuming all shares are issued under the Purchase Agreements as of July 31, 2011, (b) the total number of shares of common stock that will be issued as dividends on the affiliated investors’ shares of Series A preferred stock assuming the Series A preferred stock is held for at least three years, (c) the number of shares of common stock that will be issued to affiliated investors upon exercise of the warrants under the Purchase Agreements assuming the warrants are fully exercised at the current applicable exercise price and (d) the percentage of our common stock that each affiliated investor could potentially acquire under the Purchase Agreements if all securities anticipated by the Purchase Agreements are issued and converted or exercised to common stock.

Investor	Total Number of Shares of Common Stock to Be Issued Assuming All Shares of Series A Preferred Stock are Issued and Converted	Total Number of Shares of Common Stock to Be Issued as Dividends Assuming the Series A Preferred Stock is Held for Three Years	Total Number of Shares of Common Stock Underlying Warrants Assuming Full Exercised at the Current Exercise Price	Percent of Outstanding Shares Post Transaction Assuming all Securities Issuable Under Purchase Agreements are Issued and Converted or Exercised
Phillip Frost, M.D. and affiliates (1)	11,107,428	3,676,570	5,553,715	11.9%
Mark E. Andrews III and affiliates (2)	1,669,226	552,525	834,614	2.0%
Richard J. Lampen and affiliates (3)	1,547,577	512,265	773,790	1.0%
John S. Glover	164,474	54,441	82,237	0.2%
Alfred J. Small	16,448	5,445	8,224	0.0%
Henry C. Beinstein and affiliates (3)	700,721	231,945	350,361	0.8%
Glenn L. Halpryn and affiliates (4)	682,382	225,879	341,192	0.8%
Dennis Scholl and affiliates (5)	353,139	116,899	176,570	0.4%

(1)	Frost Gamma Investments Trust is affiliated with Dr. Frost.
(2)	Mark E. Andrews IV and Elizabeth A. duPont are affiliated with Mr. Andrews.
(3)	Vector Group Ltd. is affiliated with Messrs. Beinstein and Lampen. Messrs. Beinstein and Lampen disclaim beneficial ownership of the securities beneficially owned by Vector Group Ltd.
(4)	IVC Investments, LLP is affiliated with Mr. Halpryn.
(5)	Betts & Scholl, LLC is affiliated with Mr. Scholl.

No Appraisal Rights

Under Florida law, our shareholders are not entitled to appraisal rights for Proposal III.

Required Approvals

Approval of the issuance of securities to Affiliate Purchasers and Exchange Purchasers in connection with our June 2011 financing transaction requires the affirmative vote of a majority of votes cast at the meeting.

Our board recommends that you vote FOR Proposal III.

PROPOSAL IV
RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2012

We ask that you ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal 2012.

Our audit committee appointed EisnerAmper LLP as our independent registered public accounting firm for fiscal 2012.  Representatives of EisnerAmper LLP are expected to be present at the meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

If the appointment is not ratified, the adverse vote will be considered as an indication to our audit committee that it should consider selecting another independent registered public accounting firm for the following fiscal year. Even if the selection is ratified, our audit committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it believes that such a change would be in our best interest.

Required Approvals

Approval of the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal 2012 requires the affirmative vote of a majority of votes cast at the meeting.

Our board recommends that you vote FOR Proposal IV.

CORPORATE GOVERNANCE MATTERS

Independence of Directors

We follow the NYSE Amex rules in determining if a director is independent.  Our board of directors also consults with our counsel to ensure that the board’s determination is consistent with those rules and all other relevant laws and regulations regarding director independence.  Consistent with these considerations, our board of directors has determined that Messrs. Beaudette, Beinstein, Eisen, Halpryn and Rubin are independent directors.  The other remaining directors may not be deemed independent under the NYSE Amex rules because they currently have relationships with us that may result in them being deemed not “independent.”  All members of our audit, compensation and nominating and corporate governance committees are independent.  The members of our audit committee are also independent under Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Board Leadership Structure and Role in Risk Oversight

We believe that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles, and the needs of our company at any point in time.  We currently maintain separate roles between the chief executive officer and chairman of the board in recognition of the differences between the two responsibilities.  Our chief executive officer is responsible for setting our strategic direction and for day-to-day leadership and performance of our company.  Our chairman of the board provides input to the chief executive officer, sets the agenda for board meetings, and presides over meetings of the full board of directors, as well as executive sessions of the board of directors.  We do not have a lead director because we believe that the separation of the roles of chairman of the board and chief executive officer make the role of lead director unnecessary.

The board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes.  This division of responsibilities is the most effective approach for addressing the risks facing our company, and our company’s board leadership structure supports this approach.  The board receives periodic reports from management regarding the most significant risks facing our company.  Also, our audit committee assists the board in its oversight role by receiving periodic reports regarding our company’s risk and control environment.

Board Committee Membership and Information

The following table shows the current members of each board committee, the directors our board has determined to be independent and the number of meetings held by each committee in fiscal 2011.

Director	Independent	Audit	Compensation	Nominating and Corporate Governance
Mark Andrews
John F. Beaudette	X			X
Henry C. Beinstein	X	X		X
Harvey P. Eisen	X		X	X
Phillip Frost, M.D.
Glenn L. Halpryn	X	X	X
Richard J. Lampen
Micaela Pallini
Steven D. Rubin	X	X	X	X
Dennis Scholl
Number of meetings held in fiscal 2011	—	5	1	0

Our board of directors met four times during fiscal 2011.  During fiscal 2011, each of our current directors attended at least 75% of the aggregate number of meetings of the board and of each committee of which he or she was a member.  We expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.  Although we do not have any formal policy regarding director attendance at annual shareholder meetings, we attempt to schedule our annual meetings so that all of our directors can attend.  We did not hold an annual meeting within one year after our fiscal year ended March 31, 2010.  Two directors attended our 2009 annual meeting.

Executive Sessions

We regularly schedule executive sessions during which our independent directors meet without the presence of or participation by management.

Nominating Committee Information

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee identifies, researches and recommends to the board of directors qualified candidates to serve as directors on our board of directors.

Our nominating and corporate governance committee is responsible for, among other things:

•	recommending to our board of directors the slate of nominees of directors to be proposed for election by the shareholders and individuals to be considered by our board of directors to fill vacancies;

•	establishing criteria for selecting new directors; and

•	reviewing and assessing annually the performance of the nominating and corporate governance committee and the adequacy of the nominating and corporate governance committee charter.

Our nominating and corporate governance committee will consider candidates suggested by our shareholders pursuant to written applications submitted to the nominating and corporate governance committee, in care of our Corporate Secretary at the address set forth below for the submission of shareholder proposals.

Besides considering candidates suggested by shareholders, our nominating and corporate governance committee also accepts recommendations from our directors, members of management and others familiar with, and experienced in, the beverage alcohol industry.  Our nominating and corporate governance committee establishes criteria for the selection of nominees and reviews the appropriate skills and characteristics required of board members.  In evaluating candidates, the committee considers issues of independence, diversity and expertise in numerous areas, including experience in the premium branded spirits industry, finance, marketing, international experience and culture.  Our nominating and corporate governance committee selects individuals of the highest personal and professional integrity who have demonstrated exceptional ability and judgment in their field and who would work effectively with the other directors and nominees to the board of directors.  Our nominating and corporate governance committee also monitors and reviews the committee structure of our board of directors, and each year it recommends to our board of directors for its approval directors to serve as members of each committee.  The nominating and corporate governance committee conducts an annual review of the adequacy of the nominating and corporate governance charter (described above) and recommends proposed changes.

The persons to be elected at our annual meeting are the current directors standing for re-election.

Compensation Committee

Messrs. Eisen, Halpryn and Rubin currently comprise our compensation committee.  None of these individuals has ever served as an officer of ours or of any of our subsidiaries.  The compensation committee does not have a charter.

Audit Committee Information and Report

Our audit committee assists the board in monitoring:

•	the integrity of our financial statements;
•	our independent auditor’s qualifications and independence;
•	the performance of our independent auditor; and
•	our compliance with legal and regulatory requirements.

The audit committee also reviews and approves all related-party transactions.  Our audit committee charter is posted on our investor relations website at http://investor.castlebrandsinc.com.

As required by applicable SEC and NYSE Amex rules, our board has determined that each audit committee member is financially literate and that Mr. Beinstein, who chairs the committee, is an audit committee financial expert as defined by SEC rules.

Fees to Independent Registered Public Accounting Firm for Fiscal 2011 and 2010

EisnerAmper LLP billed us the following amounts for professional services rendered for fiscal 2011 and 2010:

	2011	2010
Audit fees	$233,500	$229,400
Audit-Related fees	--	4,845
Tax fees	--	--
All other fees	--	--
Total fees	$233,500	$234,245

Audit Fees

This category includes the audit of our annual financial statements, reviews of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.  This category also includes fees for advice on accounting matters that arose during, or as a result of, the annual audit or the reviews of interim financial statements.

Audit-Related Fees

This category consists of assurance and related services provided by EisnerAmper LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include accounting, consulting and due diligence services rendered in connection with acquisitions.

Tax Fees

This category would consist of professional services rendered by EisnerAmper LLP, primarily in connection with strategic planning with respect to possible acquisitions.

All Other Fees

This category would consist of fees for subscriptions and other miscellaneous items.

Audit Committee Pre-Approval Policy

In accordance with its charter, our audit committee reviews and approves in advance on a case-by-case basis each engagement (including the fees and terms thereof) by us of accounting firms that will perform permissible non-audit services or audit, review or attest services for us.  Our audit committee is authorized to establish detailed pre-approval policies and procedures for pre-approval of such engagements without a meeting of the audit committee, but our audit committee has not established any such pre-approval procedures at this time.

Our audit committee pre-approved all fees of our principal accounting firm for fiscal 2011.

Audit Committee Report

Under its written charter, our audit committee’s responsibilities include, among other things:

•	appointing, replacing, overseeing and compensating the work of our independent registered public accounting firm;

•	reviewing and discussing with management and our independent registered public accounting firm our quarterly financial statements and discussing with management our earnings releases;

•	pre-approving all auditing services and permissible non-audit services provided by our independent registered public accounting firm;

•
engaging in a dialogue with our independent registered public accounting firm regarding relationships that may adversely affect the independence of the independent registered public accounting firm and, based on such review, assessing the independence of our independent registered public accounting firm;

•	providing the audit committee report to be filed with the SEC in our annual proxy statement;

•	reviewing with our independent registered public accounting firm the adequacy and effectiveness of the internal controls over our financial reporting;

•
establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including the confidential anonymous submission by our employees of anonymous concerns regarding questionable accounting or auditing matters;

•	reviewing and pre-approving related-party transactions;

•
reviewing and discussing with management and our independent registered public accounting firm management’s annual assessment of the effectiveness of the internal controls and our independent registered public accounting firm’s attestation;

•	appointing or replacing the independent auditor;

•
reviewing and discussing with management and our independent registered public accounting firm the adequacy and effectiveness of our internal controls including any significant deficiencies in the design or operation of our internal controls or material weaknesses and any fraud, whether or not material, that involves our management or other employees who have a significant role in our internal controls and the adequacy and effectiveness of our disclosure controls and procedures; and

•	reviewing and assessing annually the adequacy of the audit committee charter.

Our audit committee has met and held discussions with management and EisnerAmper LLP, our independent auditors.  Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.  The committee discussed with EisnerAmper LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended and adopted by the Public Company Accounting Oversight Board, which requires the independent registered public accounting firm to provide the audit committee with information regarding the scope and results of its audit of the company’s financial statements, including information with respect to the firm’s responsibilities under auditing standards generally accepted in the United States, significant accounting policies, management judgments and estimates, any significant audit adjustments, any disagreements with management and any difficulties encountered in performing the audit.

EisnerAmper LLP also provided the audit committee with the written disclosures and letter regarding independence required by the Public Company Accounting Oversight Board regarding the independent auditors’ communication with the audit committee regarding independence.  The committee discussed with EisnerAmper LLP and management the auditors’ independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by EisnerAmper LLP.

Based upon the committee’s discussion with management and the independent auditors and the committee’s review of our audited financial statements, the representations of management and the report of the independent auditors to the audit committee, the committee recommended that our board include the audited consolidated financial statements in our annual report on Form 10-K for the fiscal year ended March 31, 2011.

The Members of the Audit Committee

Henry C. Beinstein
Glenn L. Halpryn
Steven D. Rubin

EXECUTIVE COMPENSATION

Compensation Overview

We are a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act and Item 10 of Regulation S-K.  Accordingly, and in accordance with relevant SEC rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply with the disclosure requirements applicable to smaller reporting companies.  This Compensation Overview section discusses the compensation programs and policies for our executive officers and the compensation committee’s role in the design and administration of these programs and policies in making specific compensation decisions for our executive officers, including our “named executive officers.”

Our compensation committee has the sole authority and responsibility to review and determine, or recommend to our board of directors for determination, the compensation package of our chief executive officer and each of our other named executive officers, each of whom is identified in the Summary Compensation Table below.  Our compensation committee also considers the design and effectiveness of the compensation program for our other executive officers and approves the final compensation package, employment agreements and stock award and option grants for all of our executive officers.  Our compensation committee is composed entirely of independent directors who have never served as officers of our company.  Our compensation committee is authorized to engage compensation consultants, but did not do so in fiscal 2011.

Set forth below is a discussion of the policies and decisions that shape our executive compensation program, including the specific objectives and elements.  Information regarding director compensation is included under the heading “Director Compensation” contained in this proxy statement.

General Executive Compensation Objectives and Philosophy

The objective of our executive compensation program is to attract, retain and motivate talented executives who are critical for our continued growth and success and to align the interests of these executives with those of our shareholders.  To achieve this objective, besides annual base salaries, our executive compensation program utilizes a combination of annual incentives through cash bonuses and long-term incentives through equity-based compensation.  In establishing overall executive compensation levels, our compensation committee considers a number of criteria, including the executive’s scope of responsibilities, prior and current period performance and attainment of individual and overall company performance objectives and retention concerns.  Our president and chief executive officer and our compensation committee believe that substantial portions of executive compensation should be linked to the overall performance of our company, and that the contribution of individuals over the course of the relevant period to the goal of building a profitable business and shareholder value will be considered in the determination of each executive’s compensation.

Generally, our compensation committee reviews and, as appropriate, modifies compensation arrangements for executive officers in the first quarter of each fiscal year, subject to the terms of existing employment agreements with our named executive officers, as discussed below.  For the fiscal year ended March 31, 2011, except for our president and chief executive officer’s compensation, our compensation committee also considered our president and chief executive officer’s executive compensation recommendations, which recommendations were presented at the time of our compensation committee’s annual review of executive performance and compensation arrangements.  In making such determinations, the compensation committee considered the overall performance of each executive and their contribution to the growth of our company and its products as well as overall company performance through personal and corporate achievements.  As we are not yet cash-flow positive, the compensation committee considered each executive officer’s contributions to brand growth, cost management and long-term value creation for our shareholders for the fiscal year ended March 31, 2011, as well as the retention of our executive officers.

Summary Compensation Table

The following table shows the compensation paid to our named executive officers for our 2011 and 2010 fiscal years.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	All Other Compensation		Total
Richard J. Lampen	2011	—	—	—	$44,129	—		$44,129
President and chief executive officer	2010	—	—	—	29,979	—		29,979
John S. Glover	2011	$270,375	$35,000	$11,161	9,083	—		325,619
Chief operating officer	2010	262,500	35,000	35,714	936	—		334,151
T. Kelley Spillane	2011	260,113	20,000	11,161	3,381	$1,415	(2)	296,070
Senior vice president - U.S. Sales	2010	252,537	30,000	35,714	655	1,415	(2)	320,322

(1)
Represents the dollar amount of expenses recognized for financial statement purposes with respect to the 2011 and 2010 fiscal years for the fair value of stock-based compensation granted in fiscal 2011 and prior fiscal years in accordance with ASC 718 "Compensation - Stock Compensation."  Under SEC rules, the amounts shown exclude the impact of estimated forfeitures relating to service-based vesting conditions.  See note 13 to our consolidated financial statements for the year ended March 31, 2011 included in our annual report on Form 10-K regarding the assumptions underlying the valuation of these grants.

(2)	Represents life insurance premiums paid by us for the benefit of Mr. Spillane.

Narrative Disclosure to Summary Compensation Table

Material Terms of Named Executive Officers’ Employment Agreements

The material terms of Messrs. Glover’s and Spillane’s employment agreements are described in the table below.  Mr. Lampen, our president and chief executive officer, does not receive a salary or benefits from us in connection with his service.  Instead, we are party to a management services agreement with Vector Group Ltd., a more than 5% shareholder, under which Vector Group agreed to make available to us Mr. Lampen’s services.  For a discussion of this agreement, see “Certain Relationships and Related Transactions - Related party transactions - Agreement with Vector Group Ltd.”

Certain Material Terms of Employment Agreements with Named Executive Officers

Named Executive Officer	Date of Agreement	Current Annual Base Salary under the Agreement (1)	Performance Bonus (as Percentage of Annual Base Salary Unless Otherwise Indicated)		Expiration Date of Agreement	Duration of Severance Payments (2)
Richard J. Lampen	—	—	—		—	—
John S. Glover	1/24/2008 (3)	$278,500	Up to 60%		3/31/2014	12 months
T. Kelley Spillane	5/2/2005 (4)	267,900		(5)	5/1/2012	12 months

(1)	Increases in Messrs. Glover’ and Spillane’s base salaries are at the compensation committee’s sole discretion.
(2)	Please see “- Potential Payments Upon Termination or Change in Control” below for a full description of these severance obligations.
(3)	Mr. Glover’s employment agreement was amended on July 26, 2011.
(4)	Mr. Spillane’s employment agreement was amended on May 6, 2010.
(5)	Mr. Spillane’s employment agreement calls for him to receive performance bonuses at the discretion of our compensation committee, with no specific percentage stated.

Annual Incentives to Named Executive Officers

We paid aggregate cash bonuses for fiscal 2011 as follows:  Mr. Glover – $35,000 and Mr. Spillane – $20,000.  We paid aggregate cash bonuses for fiscal 2010 as follows:  Mr. Glover – $35,000 and Mr. Spillane – $30,000.  Mr. Lampen did not receive a cash bonus for fiscal 2011 or 2010.  Theses bonus payments are included in the Summary Compensation Table above under the heading “Bonus.”

Outstanding Equity Awards at 2011 Fiscal Year-End

	Option Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Richard J. Lampen	500,000	500,000	(1)	$0.35	11/3/2018
	100,000	300,000	(2)	$0.35	6/11/2020
John S. Glover	60,000	—		$1.90	1/24/2018
	15,400	—		$0.21	6/9/2018
	25,000	25,000	(3)	$0.35	6/22/2019
	56,250	168,750	(2)	$0.35	6/11/2020
T. Kelley Spillane	60,000	—		$6.00	1/9/2014
	5,000	—		$8.00	1/27/2015
	7,500	—		$7.23	6/12/2016
	33,900	—		$0.21	6/9/2018
	17,500	17,500	(3)	$0.35	6/22/2019
	16,250	48,750	(2)	$0.35	6/11/2020
	—	17,100	(4)	$0.35	12/7/2020

(1)	This option vests in four equal annual installments with the first installment vested on January 21, 2010.
(2)	This option vests in four equal annual installments with the first installment vested on June 11, 2011.
(3)	This option vests in four equal annual installments with the first installment vested on June 22, 2010.
(4)	This option vests in three equal annual installments with the first installment vesting on December 7, 2011.

Timing of Equity Grants

For all of our employees, including our named executive officers, grants of equity-based compensation are effective on the date that our compensation committee approves them.  All stock option grants to employees, including named executive officers, are made with an exercise price at least equal to the fair market value of the underlying stock on the grant date.  Our compensation committee does not grant equity compensation awards in anticipation of the release of material nonpublic information.  Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Severance and Change in Control Benefits

We provide certain severance and change in control benefits to Messrs. Glover and Spillane.  You can find detailed information about these benefits below.

Perquisites and Other Benefits

We generally provide the same health and welfare benefits to all of our full-time employees, including our named executive officers, including health and dental coverage, disability insurance, and paid holidays and other paid time off.

We maintain a 401(k) retirement savings plan for the benefit of all of our full-time employees, including our named executive officers.

Indemnification

Our articles of incorporation, as amended, and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Florida law.  We also have entered into indemnity agreements with each of our directors and named executive officers.

Material Tax Implications of Our Compensation Policy

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on our tax return of compensation over $1 million to any of our named executive officers unless, in general, the compensation is paid under a plan which is performance-related, non-discretionary and has been approved by our shareholders.  Our compensation committee’s policy with respect to section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing our executives with appropriate compensation for their performance.  We did not pay any compensation during fiscal 2011 that would be subject to the limitations set forth in section 162(m).

Potential Payments Upon Termination or Change in Control

The following describes the potential payments upon termination or a change in control for our named executive officers.

Termination Without Cause

Under employment agreements with our named executive officers, if we terminate the executive’s employment without “cause,” we have agreed to pay the executive his annual base salary and a pro-rated bonus, and provide benefits to maintain medical insurance, for 12 months following termination.

Also, if we terminate any of our named executive officers without “cause,” then such officer is entitled to accelerated vesting or other treatment of some or all of the stock options granted to such executive under the terms of such executive’s employment agreement.

For Mr. Glover, the vesting of any options held accelerates with respect to the number of shares of our common stock that equals (x) the number of shares that would have vested during the 12 months following termination, multiplied by (y) a fraction, the numerator of which is the number of full calendar months that have elapsed since the last vesting date or the original issue date (if a vesting date has not occurred) and the denominator of which is the number of full calendar months from the last vesting date or the original issue date (if a vesting date has not occurred) to the vesting date during the 12 months following termination.  For Mr. Spillane, any unvested options that would have become vested if his employment continued during the 12 month period following his termination will become vested at the end of such 12 month period and will be exercisable for a period of two years after termination.

For Mr. Glover, “cause” is defined as (i) personal dishonesty, (ii) willful misconduct, (iii) breach of fiduciary duty, (iv) failure to substantially perform assigned duties relating to his performance under his agreement, (v) conviction or entry of any plea of guilty or nolo contendere to any felony or other lesser crime that would require removal from his position with us (e.g. any alcohol or drug related misdemeanor) or (vi) material breach of any provision of his employment agreement for a period of 15 days after written demand by us.

For Mr. Spillane, “cause” is defined as (i) personal dishonesty, (ii) willful misconduct, (iii) breach of fiduciary duty, (iv) failure to substantially perform assigned duties relating to his performance under his agreement (other than due to becoming disabled) as reasonably determined by our board or (v) any willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of his employment agreement as reasonably determined by our board.

Non-Renewal of Employment Agreement

If we do not renew the employment agreements, then such officer is entitled to receive his annual base salary and medical benefits for six months and a pro-rata share of his annual incentive bonus.

Termination Due to Disability

The employment agreements of Messrs. Glover and Spillane each provide that, in each case, if we terminate such executive due to a “disability,” we must pay such executive his annual base salary for a period of one year following the date of termination, minus any other disability benefits provided by us to the executive during this period, plus a pro-rated bonus for the year in which the termination occurs.  For each of our named executive officers, a “disability” is defined in his employment agreement as a failure, because of illness or incapacity, to perform the duties of his employment for six months.

Termination by Employee with Good Reason

Each named executive officer’s employment agreement provides that if he terminates his employment for “good reason,” we must pay the executive his annual base salary for a period of one year following the date of termination.

For Mr. Glover, “good reason” means a termination of his employment within 30 days after (i) a material diminution in nature, title or status of his responsibilities, (ii) dissolution or divestiture of all or a significant portion of our assets or another material change to us that would materially adversely diminish the nature, title or status of his job responsibilities, (iii) a relocation of his principal place of work to a location of more than 50 miles from our current office or (iv) our failure to perform any obligation under his employment agreement for a period of 15 days following written notice by him.  For Mr. Spillane, “good reason” means a termination of his employment within 30 days after (i) a material diminution in nature or status of his responsibilities, (ii) dissolution or divestiture of all or a significant portion of our assets or another material change to us that would materially adversely diminish the nature or status of his job responsibilities or (iii) our material breach of any provision under his employment agreement which is not cured within 15 business days following written notice by him.

Any severance payments described above under “Termination Without Cause,” “Non-Renewal of Employment Agreement,” “Termination Due to Disability” and “Termination by Employee with Good Reason” are in consideration of the non-compete provisions contained in each named executive officer’s employment agreement.

Each of our named executive officers is prohibited from, during the term of his employment and for 12 months thereafter, (1) competing with us, (2) soliciting our employees and (3) soliciting our customers.

Change in Control

If any of our named executive officers is terminated following or in connection with a “change of control” of our company (as defined for each executive below), by the executive for “good reason” or by our company or its successor without “cause,” all unvested stock options granted to the executive will vest without further action on the date of termination and all stock options granted to the executive will be exercisable during the remainder of their original terms.

For Messrs. Glover and Spillane, a “change of control” is defined as (i) any person becoming the beneficial owner of 35% or more of our outstanding voting stock, other than directly from us; (ii) a merger or consolidation of our company where 49% or more of the voting stock of the surviving company is held by persons other than our former shareholders; (iii) during any period of two consecutive years, individuals who at the beginning of such period were members of our board of directors cease to constitute at least a majority thereof (unless the appointment, election or the nomination for election by our shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period); or (iv) a sale or disposal of substantially all of our assets to an outside entity or entities.  Subclause (i) of the prior sentence will not apply to any acquisition of our securities by Dr. Frost, any member of his immediate family, any “person” or “group” (as used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that is controlled by Dr. Frost or any member of his immediate family, any beneficiary of the estate of Dr. Frost, or any trust, partnership, corporate or other entity controlled by any of the foregoing.

The following table quantifies for each named executive officer the estimated potential severance payments and benefits that would be provided, if each termination circumstance set forth below occurred on March 31, 2011.

Named Executive Officer	Severance Payment		Estimated Value of Benefits (1)	Benefit of Acceleration for Vesting of Option Awards (2)
Richard J. Lampen
Termination without cause/with good reason	—		—	—
Non-renewal of employment agreement	—		—	—
Termination due to disability	—		—	—
Change in control	—		—	—

John S. Glover
Termination without cause/with good reason	$270,375	(3)	$12,534	$3,875
Non-renewal of employment agreement	135,188	(3)	6,267	N/A
Termination due to disability	270,375	(3)	N/A	3,875
Change in control(4)	N/A		N/A	3,875

T. Kelley Spillane
Termination without cause/with good reason	260,113	(3)	N/A	1,667
Non-renewal of employment agreement	130,056	(3)	9,242	N/A
Termination due to disability	260,113	(3)	N/A	1,667
Change in control	N/A		N/A	1,667

(1)	Estimated using the value of COBRA payments at the rates in effect on March 31, 2011.
(2)
The estimated amount of benefit was calculated by multiplying the number of options that would accelerate vesting upon the termination circumstance indicated by the difference between the closing price of our common stock on March 31, 2011, which was $0.33 and the exercise price of the stock option.  This column shows no benefit for Mr. Lampen since the exercise price for his stock options was above the closing price of our common stock at March 31, 2011.  This column shows a benefit for each of Messrs. Glover and Spillane due to the accelerated vesting of option awards granted to each such named executive officer.

(3)	Severance payments would be paid out over the duration of the severance period.
(4)
The change in control provisions of Mr. Glover’s employment agreement were amended on July 26, 2011.  The estimated potential severance payments and benefits listed in the table are those that would be provided to Mr. Glover under his employment agreement, as amended.

DIRECTOR COMPENSATION

The following table summarizes compensation paid to directors during our 2011 fiscal year.

Fiscal 2011 Director Compensation

Name	Fees Earned or Paid in Cash		Option Awards (1) (Includes Prior Fiscal Years)		Total
Mark Andrews	—	(2)	$7,959	(2)	$7,959
John Beaudette	$12,500		3,619	(3)	16,119
Henry C. Beinstein	17,500		6,018	(4)	23,518
Harvey P. Eisen	15,000		6,018	(5)	21,018
Phillip Frost, M.D.	10,000		6,617	(6)	16,617
Glenn L. Halpryn	17,500		6,617	(7)	24,117
Richard J. Lampen	—	(8)	—		—
Micaela Pallini	10,000		6,617	(9)	16,617
Steven D. Rubin	20,000		6,018	(10)	26,018
Dennis Scholl	10,000		7,267	(11)	17,267

(1)
Represents the dollar amount of expenses recognized for financial statement purposes with respect to the 2011 fiscal year for the fair value of stock options granted in fiscal 2011 and prior fiscal years in accordance with ASC 718 "Compensation - Stock Compensation."  Under SEC rules, the amounts shown exclude the impact of estimated forfeitures relating to service-based vesting conditions.  See note 13 to our consolidated financial statements for fiscal 2011, included in our annual report on Form 10-K regarding the assumptions underlying the valuation of these option grants.

(2)
Mr. Andrews, our chairman, receives an annual salary of $100,000.  We do not pay any additional cash compensation for his services as a director.  As of March 31, 2011, Mr. Andrews held options to purchase 375,000 shares of our common stock.

(3)	As of March 31, 2011, Mr. Beaudette held options to purchase 71,500 shares of our common stock.
(4)	As of March 31, 2011, Mr. Beinstein held options to purchase 120,000 shares of our common stock.
(5)	As of March 31, 2011, Mr. Eisen held options to purchase 120,000 shares of our common stock.
(6)	As of March 31, 2011, Dr. Frost held options to purchase 140,000 shares of our common stock.
(7)	As of March 31, 2011, Mr. Halpryn held options to purchase 140,000 shares of our common stock.
(8)	Mr. Lampen, our president and chief executive officer, receives no additional compensation for his services as a director.
(9)	As of March 31, 2011, Ms. Pallini held options to purchase 140,000 shares of our common stock.
(10)	As of March 31, 2011, Mr. Rubin held options to purchase 120,000 shares of our common stock.
(11)	As of March 31, 2011, Mr. Scholl held options to purchase 120,000 shares of our common stock.

Our board of directors believes that compensation for our non-employee directors should be a combination of cash and equity-based compensation.  Employee directors are not paid for their service on the board of directors and only receive compensation as employees.

In December 2008, effective with the 2008 annual meeting, our board of directors approved the payment of annual compensation of our non-employee directors comprised of cash and options granted under the 2003 Stock Incentive Plan, as amended, as set forth in the following table:

Type of Compensation	Amount
Annual director retainer (paid quarterly)	$10,000
Additional annual retainer for committee participants, except chairs (paid quarterly)	$2,500
Additional annual retainer for committee chairs (paid quarterly)	$5,000
Option to purchase shares of our common stock upon initial election	100,000 shares
Additional options to purchase shares of our common stock for board service (per director, per year)	20,000 shares
Reimbursement of expenses related to board attendance	Reasonable expenses reimbursed as incurred

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related party policy

Our Code of Conduct requires us to avoid related party transactions that could result in actual or potential conflicts of interest, except under guidelines approved by our board or audit committee. Related-party transactions are defined as transactions in which:

•	the aggregate amount involved is expected to exceed $120,000 in any calendar year;
•	we or any of our subsidiaries is a participant; and
•
any (a) executive officer, director or director nominee, (b) 5% or greater beneficial owner of our common stock, or (c) immediate family member, of the persons listed in clauses (a) and (b), has or will have a material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

A conflict of interest can arise when a person takes actions or has interests that may make it difficult for such person to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position. Our audit committee, under its charter, reviews and approves related-party transactions to the extent we enter into such transactions.

The audit committee considers all relevant factors when determining whether to approve a related party transaction, including:

•	whether the transaction is on terms no less favorable to us than terms generally available to an unaffiliated third-party under the same or similar circumstances; and
•	the extent of the related party’s interest in the transaction.

A director may not participate in the approval of any transaction in which he is a related party, but must provide the audit committee with all material information concerning the transaction. Also, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire annually that elicits information about related-party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related party transactions

Relationship with I.L.A.R. S.p.A.

Since August 2004, we have had an agreement with I.L.A.R. S.p.A., which became a more than 5% shareholder in October 2008, under which we are the exclusive U.S. importer for Pallini Limoncello and its flavor extensions.  In January 2011, we entered into an agreement with Pallini Internazionale S.r.l. (“Pallini”), as successor in interest to I.L.A.R., regarding the importation and distribution of certain Pallini brand products, under which the exclusive territory is the fifty states of the United States of America and the District of Columbia, but does not include Puerto Rico, overseas territories or military bases of the United States that were included in the August 2004 agreement.  The January 2011 agreement supersedes our August 2004 agreement with I.L.A.R. S.p.A.  The terms of the January 2011 agreement were effective as of April 1, 2010.  Ms. Pallini, one of our directors, is a director and the head of production of I.L.A.R. S.p.A.  For the fiscal years ended March 31, 2011 and March 31, 2010, we purchased $2,948,625 and $2,590,646 of goods from Pallini, respectively.  As of March 31, 2011 Pallini owed us $216,361 for its share of marketing expense.  Also, as of March 31, 2011 and 2010, we were indebted to Pallini for $695,270 and $32,215, respectively.

Agreement with MHW LTD.

Since April 1998, we and our predecessor have had an agreement with MHW Ltd., through which MHW acted as importer of record and distributor for our products in the United States, and provides accounting, inventory, payment, transportation and storage services for us. Mr. Beaudette, one of our directors, is the president and a principal shareholder of MHW and MHW has a 10% ownership interest in our Celtic Crossing brand. For the fiscal years ended March 31, 2011 and March 31, 2010, we incurred fees for services rendered by MHW in the amounts of $32,152 and $291,262, respectively.

Agreements with Ladenburg Thalmann & Co. Inc. and Ladenburg Thalmann Financial Services Inc.

In November 2008, we entered into an agreement to reimburse Ladenburg Thalmann Financial Services Inc, the parent of Ladenburg Thalmann & Co. Inc., for its costs in providing certain administrative, legal and financial services to us.  Mr. Lampen, our president and chief executive officer and a director, is the president and chief executive officer and a director of Ladenburg Thalmann Financial Services Inc.  Dr. Frost, one of our directors, is the chairman and principal shareholder of Ladenburg Thalmann Financial Services Inc.  Mr. Beinstein, one of our directors, is a director of Ladenburg Thalmann Financial Services Inc.  For the fiscal years ended March 31, 2011 and 2010, Ladenburg Thalmann Financial Services Inc. was paid $124,450 and $200,055, respectively, under this agreement.

Ladenburg Thalmann & Co. Inc. acted as our placement agent in connection with the June 2011 financing transaction (see the section entitled “Description of the June 2011 Financing Transaction” above).  As placement agent for that offering, we paid Ladenburg Thalmann & Co. Inc. aggregate placement fees of approximately $40,000 and issued to Ladenburg Thalmann & Co. Inc. a warrant to purchase 30,838 shares of our common stock.

Loans from Certain Executive Officers, Directors and Shareholders

In December 2010, we issued promissory notes in the aggregate principal amount of $1,000,000 to Frost Gamma Investments Trust, an entity affiliated with Dr. Frost, Vector Group Ltd., an entity for whom Mr. Lampen is the executive vice president and Mr. Beinstein is a director, IVC Investors, LLLP, an entity affiliated with Mr. Halpryn, and Messrs. Andrews and Lampen.  Borrowings under these notes mature on June 21, 2012 and bear interest at a rate of 11% per year.  Interest is accrued quarterly and is due at maturity.  These notes may be prepaid in whole or in part at any time prior to maturity without penalty, but with payment of accrued interest to the date of prepayment.  These notes do not contain any financial covenants.  As of March 31, 2011, $1,030,000 consisting of $1,000,000 of principal and $30,000 of accrued interest was outstanding under these notes.  $1,000,000 of principal under these notes, and accrued but unpaid interest thereon, will be converted to Series A preferred stock and warrants as part of the June 2011 financing transaction described in the section entitled “Description of the June 2011 Financing Transaction” above, if we obtain shareholder approval of such transaction.

In June 2010, we issued a $2,000,000 note to an affiliate of Dr. Frost.  Borrowings under this note mature on June 21, 2012 and bear interest at a rate of 11% per annum.  Interest is accrued quarterly and due at maturity.  This note may be prepaid in whole or in part at any time prior to maturity without penalty, but with payment of accrued interest to the date of prepayment.  The note does not contain any financial covenants.  As of March 31, 2011, $2,200,000, consisting of $2,000,000 of principal and $200,000 of accrued interest was outstanding under the note.  $2,000,000 of principal under these notes, and accrued but unpaid interest thereon, will be converted to Series A preferred stock and warrants as part of the June 2011 financing transaction described in the section entitled “Description of the June 2011 Financing Transaction” above, if we obtain shareholder approval of such transaction.

In December 2009, we entered into a $2,500,000 revolving credit agreement with, among others, Frost Gamma Investments Trust, Vector Group Ltd., IVC Investors, LLLP, and Messrs. Andrews and Lampen.  Under the credit agreement, we may borrow from time to time up to $2,500,000 to be used for working capital or general corporate purposes.  Borrowings under the credit agreement mature on April 1, 2013 and bear interest at a rate of 11% per year, payable quarterly.  The credit agreement requires us to pay an aggregate commitment fee of $75,000 payable to the lenders over the three-year period.  The note issued under the credit agreement contains customary events of default, which if uncured, entitle the holders to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, such note.  Amounts may be repaid and reborrowed under the revolving credit agreement without penalty.  At March 31, 2011, the note was secured by approximately $8,700,000 of inventory and approximately $5,100,000 in trade accounts receivable of Castle Brands (USA) Corp. under a security agreement.  Approximately $500,000 outstanding under this facility, and accrued but unpaid interest thereon, will be converted to Series A preferred stock and warrants as part of the June 2011 financing transaction described in the section entitled “Description of the June 2011 Financing Transaction” above, if shareholder approval of such transaction is obtained.  We have borrowed the full amount available under the credit agreement as of June 29, 2011.  For the fiscal year ended March 31, 2011, we paid total interest of $172,733 to related parties under the credit agreement.  For each of the fiscal years ended March 31, 2011 and 2010, we paid $25,000 of the commitment fee under the credit agreement.

In connection with the September 2009 Betts & Scholl acquisition, we issued a secured promissory note in the aggregate principal amount of $1,100,000 to Betts & Scholl, LLC, an entity affiliated with Mr. Scholl.  The note is secured under a security agreement by the Betts & Scholl inventory acquired.  The note provides for an initial payment of $300,000, paid at closing, and for eight equal quarterly payments of principal and interest, with the final payment due on September 21, 2011.  Interest under the note accrues at an annual rate of 0.84%, compounded quarterly.  The note contains customary events of default, which if uncured, entitle the holder to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the note.  In December 2010, we entered into a letter agreement amending the terms of the note with Betts & Scholl, LLC, that provides that the quarterly installment payments of principal and interest due December 21, 2010 and March 21, 2011, each in the amount of approximately $107,000, will not be due and payable until the maturity date of such note and that such installment payments will bear interest, payable on such maturity date, at the rate of 11% per annum, compounded quarterly.  Approximately $107,000 of this note will be converted to Series A preferred stock and warrants as part of the June 2011 financing transaction described in the section entitled “Description of the June 2011 Financing Transaction” above, if we obtain shareholder approval of such transaction.  For the fiscal years ended March 31, 2011 and 2010, we paid $212,271 in principal and $2,437 in interest and $461,207 in principal and $3,501 in interest, respectively, under the Betts & Scholl note.

Agreement with Vector Group Ltd.

In November 2008, we entered into a management services agreement with Vector Group Ltd., a more than 5% shareholder, under which Vector Group agreed to make available to us the services of Richard J. Lampen, Vector Group’s executive vice president, effective October 11, 2008 to serve as our president and chief executive officer and to provide certain other financial and accounting services, including assistance with complying with Section 404 of the Sarbanes-Oxley Act of 2002.  In consideration for such services, we agreed to pay Vector Group an annual fee of $100,000, plus any direct, out-of-pocket costs, fees and other expenses incurred by Vector Group or Mr. Lampen in connection with providing such services, and to indemnify Vector Group for any liabilities arising out of the provision of the services. The agreement is terminable by either party upon 30 days’ prior written notice.  For the fiscal years ended March 31, 2011 and March 31, 2010, we paid Vector Group $105,326 and $128,510, respectively, under this agreement.  Mr. Beinstein, a director of our company, is also a director of Vector Group.

June 2011 Financing Transaction

For information regarding our proposed issuance of the securities and the terms of the Affiliate Purchase Agreement and the Exchange Agreement, see the section entitled “Description of the June 2011 Financing Transaction” above.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC.  These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file.  To our knowledge, based solely on our review of the copies of these forms furnished to us and representations made to us that no other reports were required, we are not aware of any late or delinquent filings required under Section 16(a) with respect to the fiscal year ended March 31, 2011.

Independent Auditors

EisnerAmper LLP was our independent auditor for fiscal 2011 and will serve in that capacity for the 2012 fiscal year unless our audit committee deems it advisable to make a substitution. Representatives of EisnerAmper LLP are expected to be present at the meeting. The representatives of EisnerAmper LLP will have the opportunity to make statements and will be available to respond to appropriate questions from shareholders.

Solicitation of Proxies

We are paying the cost of soliciting proxies.  Besides the use of the mails, we may solicit proxies by personal interview, telephone or similar means.  No director, officer or employee will be specially compensation for these activities.  We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our stock.

Submission of Future Shareholder Proposals

Shareholder proposals to be presented at our 2012 annual meeting of shareholders must be received by us no later than _____________, 2012 and must otherwise comply with applicable SEC requirements to be considered for inclusions in the proxy statement and proxy for the 2012 annual meeting. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder’s number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

Shareholders who do not wish to submit a proposal for inclusion in our proxy materials relating to our 2012 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2012 annual meeting in accordance with our bylaws. Such shareholders must provide timely notice in writing. To be timely, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of the meeting.  Accordingly, for our 2012 annual meeting, proposals must be received at our principal executive offices not earlier than __________, 2012 and not later than __________, 2012.  However, if the 2012 annual meeting is called for a date that is not within 30 days before or after the anniversary date of the meeting, notice by the shareholder in order to be timely must be received not later than the close of business on the tenth day following the date on which notice of the date of the 2012 annual meeting is mailed to shareholders or made public, whichever first occurs. Our bylaws also specify requirements as to the form and content of a shareholder’s notice. These provisions may preclude shareholders from bringing matters before an annual meeting of shareholders.

Shareholder proposals should be addressed to Castle Brands Inc., Attention: Corporate Secretary, 122 East 42nd Street, Suite 4700, New York, New York 10168.

Communications with our Board of Directors

Any shareholder or other interested party wishing to communicate with our board may do so by sending written communications addressed to the Corporate Secretary, Castle Brands Inc., 122 East 42nd Street, Suite 4700, New York, New York 10168 or by email to Board@castlebrandsinc.com.  Communications emailed to this address are automatically forwarded to all members of the board of directors.  Written communications received by the Corporate Secretary are reviewed for appropriateness.  The Corporate Secretary, in accordance with company policy, at his discretion may elect not to forward items that are deemed commercial, frivolous or otherwise inappropriate for consideration by the board of directors.  In such cases, correspondence may be forwarded elsewhere for review and possible response.

Discretionary Voting of Proxies

Under SEC Rule 14a-4, our management may exercise discretionary voting authority under proxies it solicits and obtains for our 2011 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office in New York, New York, not later than __________, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on September __, 2011

This proxy statement and the 2011 Annual Report are available at http://investor.castlebrandsinc.com/annuals.cfm.

Other Business

We are not aware of any other business to be presented at the meeting. If matters not described herein should properly come before the meeting, the persons named in the accompanying proxy will use their discretion to vote on such matters in accordance with their best judgment.

Incorporation by Reference

We are “incorporating by reference” into this proxy statement certain information that is contained in our annual report on Form 10-K for the fiscal year ended March 31, 2011, which is being delivered to you together with this proxy statement in connection with the meeting.  We incorporate by reference only the specific portions of such annual report listed below:

•	the section entitled “Financial Statements and Supplementary Data,” which comprises Item 8 of our annual report on Form 10-K contained on pages F-1 to F-21 of such annual report;
•
the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which comprises Item 7 of our annual report on Form 10-K contained on pages 19 to 31 of such annual report;

•
the section entitled “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” which comprises Item 9 of our annual report on Form 10-K contained on page 33 of such annual report; and

•	the section entitled “Quantitative and Qualitative Disclosures About Market Risk,” which comprises Item 7A of our annual report on Form 10-K contained on page 31 of such annual report.

Our annual report on Form 10-K for the fiscal year ended March 31, 2011 was filed with the SEC on June 29, 2011.  The information incorporated by reference is considered to be part of this proxy statement.

By Order of the Board of Directors

/s/ Richard J. Lampen
President and Chief Executive Officer
New York, New York
____________, 2011

PRELIMINARY — SUBJECT TO COMPLETION

Castle Brands Inc. — Proxy
Solicited By the Board Of Directors
for Annual Meeting to Be Held on September ___, 2011

The undersigned shareholder(s) of Castle Brands Inc., a Florida corporation (the “Company”), hereby appoints Richard J. Lampen, John S. Glover and/or Alfred J. Small, or any of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote all of the shares of common stock, par value $0.01 per share, standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on September ___, 2011 and at all adjournments or postponements thereof.  This proxy will be voted in accordance with the instructions given below.  If no instructions are given, this proxy will be voted FOR the following proposals.

1.	To elect as directors all nominees listed below to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified:

Mark Andrews, John F. Beaudette, Henry C. Beinstein, Harvey P. Eisen, Phillip Frost, M.D., Glenn L. Halpryn, Richard J. Lampen, Micaela Pallini, Steven D. Rubin and Dennis Scholl

FOR ☐	WITHHOLD ☐	FOR ALL ☐
ALL	ALL	EXCEPT

INSTRUCTIONS: To withhold authority for any individual nominee(s), mark “FOR ALL EXCEPT” and write that nominee’s name in the space below.

2.
Approval of the issuance of securities convertible into our common stock that, in the aggregate, exceed 19.99% of our outstanding shares of common stock in connection with our June 2011 financing transaction.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of the issuance of 10% Series A Convertible Preferred Stock and warrants to purchase common stock to affiliate investors in connection with our June 2011 financing transaction.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Approval of ratification of EisnerAmper LLP as independent registered public accounting firm for fiscal 2012.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

☐ I plan on attending the Annual Meeting.

Date: _______________________, 2011

_________________________________________
Signature

_________________________________________
Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PRELIMINARY — SUBJECT TO COMPLETION

Castle Brands Inc. — Proxy
Solicited By the Board Of Directors
for Annual Meeting to Be Held on September ___, 2011

The undersigned shareholder(s) of Castle Brands Inc., a Florida corporation (the “Company”), hereby appoints Richard J. Lampen, John S. Glover and/or Alfred J. Small, or any of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote all of the shares of 10% Series A Convertible Preferred Stock, par value $0.01 per share, standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on September ___, 2011 and at all adjournments or postponements thereof.  This proxy will be voted in accordance with the instructions given below.  If no instructions are given, this proxy will be voted FOR the following proposals.  Each outstanding share of 10% Series A Convertible Preferred Stock entitles the undersigned to cast that number of votes on the proposal equal to the number of whole shares of the Company’s common stock, par value $0.01 per share, into which the undersigned’s shares of 10% Series A Convertible Preferred Stock can be converted.  As of the record date, August 3, 2011, each share of 10% Series A Convertible Preferred Stock may be converted into 3,290 shares of the Company’s common stock.

1.	To elect as directors all nominees listed below to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified:

Mark Andrews, John F. Beaudette, Henry C. Beinstein, Harvey P. Eisen, Phillip Frost, M.D., Glenn L. Halpryn, Richard J. Lampen, Micaela Pallini, Steven D. Rubin and Dennis Scholl

FOR ☐	WITHHOLD ☐	FOR ALL ☐
ALL	ALL	EXCEPT

INSTRUCTIONS: To withhold authority for any individual nominee(s), mark “FOR ALL EXCEPT” and write that nominee’s name in the space below.

2.
Approval of the issuance of securities convertible into our common stock that, in the aggregate, exceed 19.99% of our outstanding shares of common stock in connection with our June 2011 financing transaction.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of the issuance of 10% Series A Convertible Preferred Stock and warrants to purchase common stock to affiliate investors in connection with our June 2011 financing transaction.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Approval of ratification of EisnerAmper LLP as independent registered public accounting firm for fiscal 2012.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

☐ I plan on attending the Annual Meeting.

Date: _______________________, 2011

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Signature

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Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.